                                                                     EXHIBIT 3.1

                          CERTIFICATE OF INCORPORATION

                                       OF

                          AMERICAN PHARMA-LIEDTKE, INC.

            I, the undersigned, in order to form a corporation for the purposes hereinafter stated, under and pursuant to the provisions of the General Corporation Law of the State of Delaware do hereby certify as follows:

            FIRST: The name of the corporation is American Pharma-Liedtke, Inc. (the "Corporation").

            SECOND: The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, county of New Castle, Delaware 19805. The name of its registered agent at such address is the Corporation Service Company.

            THIRD: The nature of the business of the Corporation and the objects or purposes to be transacted, promoted or carried on by it are as follows: to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

            FOURTH: The total number of shares of stock that the Corporation is authorized to issue is one thousand shares of common stock, par value one cent ($.01) per share.

            FIFTH: The name and mailing address of the incorporator is as follows:

                  Margaret M. Dall
                  1333 New Hampshire Avenue, N.W.
                  Suite 400
                  Washington, D.C. 20036

            SIXTH: Except as otherwise provided in the bylaws of the Corporation, the board of directors is expressly authorized to make, alter, amend or repeal the bylaws of the Corporation.

            SEVENTH: Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

            EIGHTH: The Corporation shall, to the full extent permitted by
Section 145 of the General Corporation Law of the State of Delaware as amended from time-to-time, indemnify all persons whom it may indemnify pursuant thereto.

            NINTH: To the fullest extent permitted by Delaware statutory or decisional law, as the same exists now or may hereafter be amended or interpreted, no director of this Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. This Article NINTH does not affect the availability at equitable remedies for breach of fiduciary duties. Neither any amendment or repeal of this Article NINTH, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article NINTH, shall eliminate or reduce the effect of this

Article NINTH in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article NINTH, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

            TENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of a stockholder or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of this Corporation, as the case say be, and also on this Corporation.

            IN WITNESS WHEREOF, I have executed this certificate, hereby declaring and certifying that this is my act and deed, and that the facts herein stated are true, and accordingly have hereunto set my hand this ninth day of March, 1993.

                                     /s/ Margaret M. Dall
                                     -------------------------------------------
                                     Margaret M. Dall, Incorporator

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

American Pharma-Liedtke, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the sole Incorporator resolutions were duly adopted setting forth an amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

          RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "FIRST" so that, as amended said Article shall be and read as follows:

      "The name of the Corporation is American Pharmed Dr. Liedtke, Inc. (the "Corporation")."

SECOND: That said amendment was duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware.

FOURTH: That the Corporation has not received any payment for any of its stock.

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its sole Incorporator, this 15th day of March, 1993.

                                     BY: /s/ Margaret M. Dall
                                        ----------------------------------------
                                         Margaret M. Dall, Incorporator

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                       AMERICAN PHARMED DR. LIEDTKE, INC.

      American Pharmed Dr. Liedtke, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

            RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

            FOURTH: The total number of shares of stock that the Corporation is authorized to issue is One Million (1,000,000) shares of common stock, par value one cent ($.01) per share.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the sole stockholder, in accordance with Section 228 of the General Corporation Law of the state of Delaware, approved the proposed Amendment to the Certificate of Incorporation by Written Consent in Lieu of Special Meeting.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Dr. R. K. Liedtke, its President, and Hanne Liedtke, its Secretary, this 30th day of August 1993.

                                       AMERICAN PHARMED DR. LIEDTKE, INC.

[SEAL]                                 By: /s/ Rainer K. Liedtke
                                           -------------------------------------
                                           Dr. R. K. Liedtke, President

                                   ATTEST: /s/ Hanne Liedtke
                                           -------------------------------------
                                           Hanne Liedtke, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                       AMERICAN PHARMED DR. LIEDTKE, INC.

      American Pharmed Dr. Liedtke, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

            RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall be and read as follows:

            FOURTH: The total number of shares of stock that the Corporation is authorized to issue is Ten Million (10,000,000) shares of common stock, par value one cent ($.01) per share.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, the sole stockholder, in accordance with Section 228 of the General Corporation Law of the state of Delaware, approved the proposed Amendment to the Certificate of Incorporation by Written Consent in Lieu of Special Meeting.

THIRD: That said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

      IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Dr. R. K. Liedtke, its President, and Hanne Liedtke, its Secretary, this 20th day of May 1994.

                                       AMERICAN PHARMED DR. LIEDTKE, INC.

[SEAL]                                 By: /s/ Rainer K. Liedtke
                                           -------------------------------------
                                           Dr. R. K. Liedtke, President

                                   ATTEST: /s/ Hanne Liedtke
                                           -------------------------------------
                                           Hanne Liedtke, Secretary

                         CERTIFICATE OF AMENDMENT TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                       AMERICAN PHARMED DR. LIEDTKE, INC.

            American Pharmed Dr. Liedtke, Inc., (the "Corporation") a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "General Corporation Law"), hereby certifies as follows:

            A. The name of the Corporation is American Pharmed Dr. Liedtke, Inc. A Certificate of Incorporation of the Corporation originally was filed by the Corporation with the Secretary of State of Delaware on March 9, 1993. Certificates of Amendment were filed with the Secretary of State of Delaware on March 19, 1993, September 8, 1993 and May 27, 1994.

            B. This Amendment to the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law, and was approved by written consent of the stockholders of the Corporation in accordance with the provisions of Section 228 of the General Corporation Law (prompt notice of such action having been given to those stockholder who did not consent in writing).

            C. (1) Each three (3) issued and outstanding shares of the Corporation's Common Stock shall be without any further action on the part of the Corporation or any stockholder, automatically changed and reclassified into two (2) shares of Common Stock of the Corporation (the "Recapitalization") and each certificate representing outstanding shares of Common Stock shall automatically and without further action on the part of the holder thereof represent the number of shares of Common Stock issuable with respect to the number of shares of Common Stock represented by such certificate.

            (2) No fractional shares of Common Stock shall be issued in connection with the Recapitalization and the number of shares of Common Stock issuable in connection with the Recapitalization shall be rounded up to the next highest number.

            D. The Article numbered Fourth of the Certificate of Incorporation of the Corporation is hereby deleted in its entirety and replaced with the following:

                  FOURTH: The total number of shares of stock that the
            Corporation is authorized to issue is Twenty Million (20,000,000) shares of common stock, par value one cent ($.01) per share.

            IN WITNESS WHEREOF, the undersigned has caused this Amendment to its Certificate of Incorporation to be duly executed on its behalf as of the 15th day of January, 1996.

                                       AMERICAN PHARMED DR. LIEDTKE, INC.

                                       By: /s/ Rainer K. Liedtke
                                           -------------------------------------
                                           Dr. R. K. Liedtke, President

ATTEST:

/s/ Teresa Munk
--------------------------------
          Teresa Munk, Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                      OF AMERICAN PHARMED DR. LIEDTKE, INC.

      American Pharmed Dr. Liedtke, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

  FIRST: That at a meeting of the Board of Directors of said corporation resolutions were duly adopted proposing and declaring advisable that the Certificate of Incorporation of said corporation be amended and that such amendments be submitted to the stockholders of the Corporation for their consideration, as follows:

            RESOLVED:   That the Board of Directors of this Corporation
                        recommends and deems it advisable that the Certificate of Incorporation of this Corporation be amended by changing the name of the Corporation, which name is set forth in Article FIRST from "American Pharmed Dr.
                        Liedtke, Inc." to "American Pharmed Labs, Inc."; and

            RESOLVED:   That the Board of Directors of this Corporation
                        recommends and deems it advisable that the Certificate of Incorporation of this Corporation be further amended by deleting Article FOURTH thereof and substituting for said Article FOURTH the new Article FOURTH set forth on Exhibit A attached hereto; and

            RESOLVED:   That the aforesaid proposed amendments be submitted to
                        the stockholders of the Corporation for their consideration; and

            RESOLVED:   That following the approval by the stockholders of the
                        aforesaid amendments as required by law, the officers of this Corporation be, and they hereby are, and each of them hereby is, authorized and directed (i) to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the aforesaid amendments in the form approved by the stockholders and (ii) to take any and all other actions necessary, desirable or convenient to give effect to the aforesaid amendments or otherwise to carry out the purposes of the foregoing Resolutions.

  SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendments in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the amendments has been given as provided in section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

  THIRD: That the aforesaid amendments were duly adopted in accordance with the applicable provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, said American Pharmed Dr. Liedtke, Inc. has caused this certificate to be signed by Rainer K. Liedtke, its President, and attested by Teresa Munk, its Secretary, this 16th day April, 1997.

ATTEST:                                AMERICAN PHARMED DR. LIEDTKE, INC.

/s/ Teresa Munk                        By: /s/ Rainer K. Liedtke
-------------------------------            -------------------------------------
Teresa Munk                                Rainer K. Liedtke
Secretary                                  President

                                    EXHIBIT A

      FOURTH: The total number of shares of all classes of stock which the Corporation has authority to issue is 25,049,507 shares, consisting of 20,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 5,049,507 shares of Series A Convertible Preferred Stock, par value $.0l per share (the "Series A Preferred Stock"), amounting to an aggregate par value of $250,495.07.

      The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class or series of stock of the Corporation shall be as follows:

      Section 1. Liquidation Rights.

      (a) Liquidation Payments.

            (i) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to the greater of:

                  (1) an amount equal to $2.02 per share of Series A Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series A Preferred Stock), plus all dividends declared but unpaid thereon, to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up, or

                  (2) an amount per share of Series A Preferred Stock as would have been payable had all shares of Series A Preferred Stock been converted to Common Stock immediately prior to such event of liquidation, dissolution or winding up pursuant to the provisions of Section 2 hereof, plus all dividends declared but unpaid on each share of Series A Preferred Stock to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up.

      If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock of all amounts distributable to them under this Subsection 1(a)(i), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection 1(a)(i).

            (ii) After the payments described in Subsection 1(a)(i) shall have been made in full to the holders of the Series A Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Series A Preferred Stock so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of the Common Stock ratably in proportion to the number of shares of Common Stock then held by them.

            (iii) Upon conversion of shares of Series A Preferred Stock into shares of Common Stock pursuant to Section 2 below, the holder of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation, dissolution or winding up, but shall share ratably in any distribution of the assets of the Corporation to all the holders of Common Stock.

            (iv) The amounts payable with respect to shares of Series A Preferred Stock under this Subsection 1(a) are sometimes hereinafter referred to as the "Liquidation Payments."

      (b) Distributions Other than Cash. Whenever the distributions provided for in this Section 1 shall be payable in property other than cash, the value of such distributions shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation.

      (c) Merger as Liquidation, etc. The merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least eighty percent (80%) in voting power of the capital stock of the surviving corporation, in which case the provisions of Subsection 2(h) shall apply), or the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 1 unless the holders of at least seventy-five percent (75%) of the then outstanding shares of Series A Preferred Stock elect to the contrary, such election to be made by giving written notice thereof to the Corporation at least five (5) days before the effective date of such event. If such notice is given, the provisions of Subsection 2(h) shall apply. Unless such election is made, any amounts received by the holders of Series A Preferred Stock as a result of such merger or consolidation shall be deemed to be applied toward, and all consideration received by the Corporation in such asset sale together with all other available assets of the Corporation shall be distributed toward, the Liquidation Payments attributable to such shares of Series A Preferred Stock.

      (d) Notice. Notice of any proposed liquidation, dissolution or winding up of the affairs of the Corporation (including any merger, consolidation or sale of assets which may be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation under Subsection 1(c)), stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given to the holders of record of the Series A Preferred Stock not less than thirty (30) days prior to the payment date stated therein. Any holder of outstanding shares of Series A Preferred Stock may waive notice required by this Subsection by a written document specifically indicating such waiver.

      Section 2. Conversion. The holders of Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

      (a) Right to Convert; Conversion Price. Each share of Series A Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing $2.02 by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall initially be $2.02 per share of Common Stock. Such initial Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred Stock is convertible, as hereinafter provided.

      (b) Automatic Conversion. Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the then effective Conversion Price upon:

            (i) the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share (prior to underwriter commissions and discounts) of not less than four (4) times the initial Conversion Price (as adjusted pursuant to Subsection 2(e)(vi) hereof to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not less than $15,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted that Series A Preferred Stock until the closing of such offering); or

            (ii) the written election of the holders of not less than seventy-five percent (75%) of the then outstanding shares of the Series A Preferred Stock to require such automatic conversion.

      (c) Mechanics of Automatic Conversions. Upon the occurrence of the event specified in Subsection 2(b), the Series A Preferred Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, that all holders of shares of Series A Preferred Stock shall be given written notice of the occurrence of the event specified in Subsection 2(b) including the date such event occurred (the "Mandatory Conversion Date"), and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series A Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith and, if the Corporation so elects, provides an appropriate indemnity bond. On the Mandatory Conversion Date, all rights with respect to the Series A Preferred Stock so converted, shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Series A Preferred Stock converted to and including the time of conversion. Upon the automatic conversion of the Series A Preferred Stock, the holders of such Series A Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series A Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Series A Preferred Stock converted to and including the time of conversion. No fractional share of Common Stock shall be issued upon automatic conversion of the Series A Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then current fair value of one share of Common Stock, as determined in good faith by the Board of Directors.

      (d) Mechanics of Optional Conversions. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shames of Common Stock to be issued. On the date of conversion, all rights with respect to the Series A Preferred Stock so converted, shall terminate, except any of the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Series A Preferred Stock has been converted and cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Series A Preferred Stock being converted to and including the time of conversion. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional share of Common Stock shall be issued upon optional conversion of the Series A Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then current fair value of one share of Common Stock, as determined in good faith by the Board of Directors. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver at such office to such holder of Series A Preferred Stock, or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

      (e) Adjustments to Conversion Price for Diluting Issues.

            (i) Special Definitions. For purposes of this Subsection 2(e), the following definitions shall apply:

                  (1) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                  (2) "Original Issue Date" shall mean the first date on which a share of Series A Preferred Stock was issued.

                  (3) "Convertible Securities" shall mean any evidences of indebtedness, shares of capital stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                  (4) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 2(e)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than:

                        (A) shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock;

                        (B) up to 348,320 shares of Common Stock issued upon exercise of options outstanding on the Original Issue Date;

                        (C) up to 750,000 shares of Common Stock issued or issuable upon exercise of options granted after the Original Issue Date under the Corporation's 1995 Stock Option Plan, as amended, which options have per share exercise prices that are not less than the per share fair market value of the Common Stock on the date of the option grant, and which number may be adjusted upward by the affirmative vote of the Board of Directors which includes the affirmative vote of both Preferred Directors.

            (ii) No Adjustment of Conversion Price. Except as set forth in Subsection 2(e)(vi), no adjustment in the number of shares of Common Stock into which the Series A Preferred Stock is convertible shall be made, by adjustment in the Conversion Price in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock (determined pursuant to subsection 2(e)(v)) issued or deemed to be issued by the Corporation is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share.

            (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                  (1) Options and Convertible Securities. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                        (A) no further adjustment in the Conversion Price adjusted as a result of such deemed issuance shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                        (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price adjusted upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be readjusted to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                        (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price adjusted upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be readjusted as if:

                              (I) In the case of Convertible Securities or
Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                              (II) in the case of Options for Convertible
Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Subsection 2(e)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                        (D) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (i) the Conversion Price immediately prior to the original adjustment for such deemed issuance, or (ii) the Conversion Price that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment for such deemed issuance;

                        (E) in the case of any Options which expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Conversion Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                        (F) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Subsection 2(e)(iii) as of the actual date of their issuance.

                  (2) Stock Dividends, Stock Distributions and Subdivisions. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued:

                        (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                        (B) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

      If such record date shall have been fixed and no part of such dividend shall have been paid on the date fixed therefor, the adjustment previously made in the Conversion Price which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price shall be adjusted pursuant to this Subsection 2(e)(iii) as of the time of actual payment of such dividend.

            (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event that at any time or from time to time after the Original Issue Date, the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(1) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(2), which event is dealt with in Subsection 2(e)(vi)(1)), without consideration or for a consideration per share less than the applicable Conversion Price in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one hundredth of one cent) determined in accordance with the following formula:

                                              P(1)Q(1) + P(2)Q(2)
                   Conversion Price     =     -------------------
                                                  Q(1) + Q(2)

      where:

                   Conversion Price     =     New Conversion Price.

                   P(1)                 =     Conversion Price of Series
                                              A Preferred Stock in effect
                                              immediately prior to new
                                              issue.

                   Q(1)                 =     Number of shares of Common
                                              Stock outstanding, or deemed
                                              to be outstanding as set
                                              forth below, immediately
                                              prior to such issue.

                   P(2)                 =     Weighted average price per
                                              share received by the
                                              Corporation upon such issue.

                   Q(2)                 =     Number of shares of Common
                                              Stock issued, or deemed to
                                              have been issued, in the
                                              subject transaction.

provided, that for the purpose of this Subsection 2(e)(iv), all shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock outstanding immediately prior to such issue shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stack are deemed issued pursuant to Subsection 2(e)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding; and provided, further, that the applicable Conversion Price shall not be so reduced at any time if the amount of such reduction would be an amount less than $.005, but any such amount shall be carried forward and reduction with respect thereto made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.005 or more.

            (v) Determination of Consideration. For purposes of this Subsection 2(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (1) Cash and Property: Such consideration shall:

                        (A) insofar as it consists of cash, be computed at the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                        (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                        (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                  (2) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 2(e)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

            (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

                  (1) Stock Dividends, Distributions or Subdivisions. In the event the Corporation shall be deemed to issue Additional Shares of Common Stock pursuant to Subsection 2(e)(iii)(2) in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately before such deemed issuance shall, concurrently with the effectiveness of such deemed issuance, be proportionately decreased.

                  (2) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

      (f) Adjustments for Certain Dividends and Distributions. In the event that at any time or from time to time after the Original Issue Date the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Series A Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

      (g) Adjustment for Reclassification, Exchange, or Substitution. In the event that at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of any share or shares of Series A Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by the holder of a number of shares of Common Stock equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

      (h) Adjustment for Merger, Consolidation or Sale of Assets. In the event that at any time or from time to time after the Original Issue Date, the Corporation shall merge or consolidate with or into another entity or sell all or substantially all of its assets (other than a consolidation, merger or sale which is treated as a liquidation pursuant to Subsection 1(c)), each share of Series A Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of such Series A Preferred Stock would have been entitled to receive upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interest thereafter of the holders of Series A Preferred Stock, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock.

      (i) No Impairment. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

      (j) Certificate as to Adjustment. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of Series A Preferred Stock.

      (k) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall send notice to each holder of Series A Preferred Stock at least ten (10) days prior to such record date specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      (l) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Series A Preferred Stock.

      (m) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of the Series A Preferred Stock, provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Series A Preferred Stock.

      (n) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Series A Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series A Preferred Stock in any manner which interferes with the timely conversion or transfer of such Series A Preferred Stock or Common Stock.

      Section 3. Restrictions.

      (a) At any time when shares of Series A Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of Series A Preferred Stock is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote or written consent of the holders of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares Common Stock into which such shares of

Series A Preferred Stock are then convertible), voting together as a single class, the Corporation will not:

            (i) amend, alter or change the designation of any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series A Preferred Stock,

            (ii) increase the authorized number of shares of Series A Preferred Stock;

            (iii) create, authorize or issue any class or series of stock having any preference or priority over or being on a parity with any such preference or priority of the Series A Preferred Stock or any security convertible into or exchangeable or exercisable for any such class a series of stock;

            (iv) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or substantially all, or any substantial part (i.e. more than twenty-five percent (25%) of the book value as reflected on the most recent fiscal-year-end consolidated balance sheet of the Corporation) of the properties or assets of the Corporation; or

            (v) effect any liquidation, dissolution or winding up of, or any consolidation or merger involving, the Corporation.

      (b) Notwithstanding any other provision of this Certificate of Incorporation or the Corporation's By-laws to the contrary, notice of any action specified in Subsection 3(a) shall be given by the Corporation to each holder of outstanding shares of Series A Preferred Stock by first class mail, postage prepaid, addressed to such holder at the last address of such holder as shown by the records of the Corporation, at least twenty (20) days before the date on which the books of the Corporation shall close or a record shall be taken with respect to such proposed action, or, if there shall be no such date, at least twenty (20) days before the date when such proposed action is scheduled to take place. Any holder of outstanding shares of Series A Preferred Stock may waive any notice required by this Subsection by a written document specifically indicating such waiver.

      Section 4. Voting Rights.

      (a) Except as otherwise required by law or hereinafter set forth, the holders of Series A Preferred Stock shall be entitled to notice of any meeting of stockholders and shall vote together with the holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote. With respect to all questions as to which, under law, stockholders are required to vote by classes or series, the Series A Preferred Stock shall vote together as a single class separately from the Common Stock. Shares of Common Stock and Series A Preferred Stock shall entitle the holders thereof to the following number of votes on any matter as to which they are entitled to vote:

            (i) holders of Common Stock shall have one vote per share; and

            (ii) holders of Series A Preferred Stock shall have that number of votes per share as is equal to the number of shares of Common Stock (including fractions of a share) into which each such share of Series A Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting or on the date of any written consent.

      (b) Any provision of the By-Laws of the Corporation to the contrary notwithstanding, the number of directors (including Preferred Directors) constituting the entire Board of Directors of the Corporation shall initially be fixed at six (6) and may not be increased above seven (7) without the prior written consent of each of the Preferred Directors or the holders of two-thirds in voting power of the outstanding Series A Preferred Stock. The Board of Directors shall not delegate any of its powers or duties to any committee of the Board of Directors without the consent of all of the Preferred Directors then in office, and any such committee shall include at least one (1) Preferred Director.

      (c) At all times during which shares of Series A Preferred Stock remain outstanding, the holders of the outstanding shares of Series A Preferred Stock shall have the exclusive right, separately from the Common Stock, to elect two directors of the Corporation (the "Preferred Director"). Each Preferred Director shall be elected by the vote or written consent of the holders of a majority in voting power of the outstanding Series A Preferred Stock. If any Preferred Director shall cease to serve as a director for any reason, another director elected by the holders of the Series A Preferred Stock shall replace such director. Each Preferred Director may be removed, with or without cause, and a replacement Preferred Director may be elected in his or her stead, at any time by the affirmative vote at a meeting of stockholders called for the purpose, or by written consent, of the holders of a majority of the then outstanding shares of Series A Preferred Stock.

      (d) In addition to any rights which may be available under the Corporation's By-Laws or otherwise under law, the holders of not less than twenty-five percent (25%) in voting power of the outstanding Series A Preferred Stock shall be entitled to call meetings of the stockholders of the Corporation. Within five (5) business days after written application by the holders of not less than twenty-five percent (25%) in voting power of the outstanding Series A Preferred Stock, the President or Secretary, or such other officer of the Corporation as may be authorized in the By-Laws of the Corporation to give notice of meetings of stockholders of the Corporation, shall notify each stockholder of the Corporation entitled to such notice of the date, time, place and purpose of such meeting. No meeting of stockholders called pursuant to this Subsection 4(d) shall take place more than ten (10) days after the date notice of such meeting is given.

      (e) The Corporation shall not alter, amend or repeal any provision of the By-Laws without the consent of all of the Preferred Directors then in office.

      Section 5. Dividends.

      (a) Dividends may be declared and paid on the Series A Preferred Stock and the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation.

      (b) If, when and as dividends are declared and paid on shares of Common Stock, the Corporation shall declare and pay at the same time to each holder of Series A Preferred Stock, a dividend equal to the dividend which would have been payable to such holder if the shares of Series A Preferred Stock held by such holder had been converted into Common Stock on the record date for the determination of holders of Common Stock entitled to receive such dividend.

      Section 6. No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      Section 7. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

      Section 8. Notices. All notices required or permitted to be sent to this Article Fourth shall be deemed sufficient if contained in a written instrument and delivered in person or duly sent by first-class mail postage prepaid (other than in the case of notices to non-U.S. residents) or by fax or DHL, Federal Express or other recognized express international courier service, addressed to the intended recipient at the recipient's address as it appears on the books of the Corporation.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           AMERICAN PHARMED LABS, INC.

                     PURSUANT TO SECTION 242 OF THE GENERAL
                    CORPORATION LAW OF THE STATE OF DELAWARE

            AMERICAN PHARMED LABS, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies as follows:

      1. The name of the Corporation is "American Pharmed Labs, Inc.," and the name under which the Corporation was originally incorporated was "American Pharma-Liedtke, Inc."

      2. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 9, 1993.

      3. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article "FIRST" thereof in its entirety and substituting in lieu thereof the following:

                  "FIRST: The name of the corporation is EpiCept Corporation (the "Corporation")."

      4. In lieu of a meeting and vote of stockholders, the holders of at least a majority of all the issued and outstanding capital stock entitled to vote thereon have given their written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

      5. The aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware, including approval by the Board of Directors of the Corporation.

            IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President and attested by its Assistant Secretary this 18th day of November, 1999.

                                       AMERICAN PHARMED LABS, INC.

                                       By:/s/ Peter Golikov
                                          --------------------------------------
                                           Peter Golikov
                                           President

Attest:

By: /s/ Lowell S. Lifschultz
   ---------------------------------
     Lowell S. Lifschultz
     Assistant Secretary

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               EPICEPT CORPORATION

      EpiCept Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

      FIRST: That at a meeting of the Board of Directors of said corporation resolutions were duly adopted proposing and declaring advisable that the Certificate of Incorporation of said corporation be amended and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

                  RESOLVED:   That the Board of Directors of this Corporation
                              recommends and deems it advisable that the Certificate of Incorporation of this Corporation be amended by deleting Article FOURTH thereof and substituting for said Article FOURTH the new article FOURTH set forth on Exhibit A attached hereto; and

                  RESOLVED:   That the aforesaid proposed amendment be submitted
                              to the stockholders of the Corporation for their consideration; and

                  RESOLVED:   That following the approval by the stockholders of
                              the aforesaid amendment (the "Amendment") as required by law, the officers of this Corporation be, and they hereby are, and each of them hereby is, authorized and directed (i) to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the Amendment in the form approved by the stockholders and (ii) to take any and all other actions necessary, desirable or convenient to give effect to the Amendment or otherwise to carry out the purposes of the foregoing
                              Resolutions

      SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendments in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the Amendment has been given as provided in section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

      THIRD: That the Amendment was duly adopted in accordance with the applicable provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, EpiCept Corporation has caused this certificate to be signed by John E. Lucas, its Chief Executive Officer, this 25th day of January, 2000.

                                      EPICEPT CORPORATION

                                      By:/s/ John E. Lucas
                                         -------------------------------------
                                      Print Name: John E. Lucas
                                      Its: Chief Executive Officer

                                    EXHIBIT A

      FOURTH: The total number of shares of all classes of stock which the Corporation has authority to issue is 27,753,898 shares, consisting of (i) 20,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and (ii) 7,753,898 shares of Preferred Stock, par value $.0l per share (the "Preferred Stock"), of which (A) 4,554,162 shares are designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock") and (B) 3,199,736 shares are designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock"), amounting to an aggregate par value of $277,538.98.

      The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class or series of stock of the Corporation shall be as follows:

      Section 1. Liquidation Rights.

      (a) Liquidation Payments.

            (i) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of Series B Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to $3.00 per share of Series B Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend payable in shares of Series B Preferred Stock, stock split, combination of shares, reclassification or other similar event with respect to the Series B Preferred Stock), plus all dividends accrued or declared thereon but unpaid, to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up.

      If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series B Preferred Stock of all amounts distributable to them under this Subsection 1(a)(i), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection 1(a)(i).

      No payment shall be made with respect to the Common Stock or Series A Preferred Stock unless and until full payment has been made to the holders of the Series B Preferred Stock of the amounts that they are entitled to receive under this Subsection 1(a)(i).

            (ii) After the payments described in Subsection 1(a)(i) shall have been made in full to the holders of the Series B Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Series B Preferred Stock so as to be available for such payments, the holders of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to the holders of the Corporation's capital stock of all classes $2.02 per share (subject to equitable adjustment in the event of any stock dividend payable in shares of Series A Preferred Stock, stock split, combination of shares, recapitalization or other similar event with respect to the Series A Preferred Stock) plus all dividends declared thereon but unpaid, to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up.

      If the assets of the Corporation available for such distribution shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock of all amounts so distributable to them, then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection 1(a)(ii).

            (iii) After the payments described in Subsection 1(a)(i) and Subsection 1(a)(ii) shall have been made in full to the holders of the Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Preferred Stock so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of the Common Stock and Preferred Stock ratably in proportion to the number of shares of Common Stock then held by them or issuable to them upon conversion of the Preferred Stock then held by them.

            (iv) Upon conversion of shares of Preferred Stock into shares of Common Stock pursuant to Section 2 below, the holder of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation, dissolution or winding up, but shall share ratably in any distribution of the assets of the Corporation to all the holders of Common Stock.

            (v) The amounts payable with respect to shares of Series B Preferred Stock and Series A Preferred Stock under this Subsection 1(a) are sometimes hereinafter referred to as "Series B Liquidation Payments" and "Series A Liquidation Payments," respectively, and together are sometimes hereinafter referred to as the "Liquidation Payments."

      (b) Distributions Other than Cash. Whenever the distributions provided for in this Section 1 shall be payable in property other than cash, the value of such distributions shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. The Corporation shall give prompt written notice of such valuation to each holder of Preferred Stock.

      (c) Merger as Liquidation, etc. The merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least eighty percent (80%) in voting power of the capital stock of the surviving corporation, in which case the provisions of Subsection 2(h) shall apply), or the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 1: (i) with respect to the Series B Preferred Stock, unless the holders of at least two-thirds of the then outstanding shares of the Series B Preferred Stock elect to the contrary, and (ii) with respect to the Series A Preferred Stock, unless the holders of at least seventy-five percent (75%) of the then outstanding shares of Series A Preferred Stock elect to the contrary; such election in each such case to be made by giving written notice thereof to the Corporation at least five (5) days before the effective date of such event. If such notice is given with respect to a series of Preferred Stock, the provisions of Subsection 2(h) shall apply to such series of Preferred Stock. Unless such election is made with respect to a series of Preferred Stock, any amounts received by the holders of such series of Preferred Stock as a result of such merger or consolidation shall be deemed to be applied toward, and all consideration received by the Corporation in such asset sale together with all other available assets of the Corporation shall be distributed toward, the Liquidation Payments attributable to the shares of such series of Preferred Stock in the order of preference set forth in Subsection 1(a).

      (d) Notice. Notice of any proposed liquidation, dissolution or winding up of the affairs of the Corporation (including any merger, consolidation or sale of assets which may be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation under Subsection 1(c)), stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given to the holders of record of the Preferred Stock not less than thirty (30) days prior to the payment date stated therein. Any holder of outstanding shares of Preferred Stock may waive notice required by this Subsection by a written document specifically indicating such waiver.

      Section 2. Conversion. The holders of Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

      (a) Right to Convert; Conversion Price. Each share of Series A Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined in accordance with the following:

            (i) in the case of the Series A Preferred Stock, by dividing $2.02 by the Series A Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of any additional consideration by the holder thereof (the "Conversion Price") shall, as of the Original Issue Date, be $1.883 per share of Common Stock. Such Series A Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred Stock is convertible, as hereinafter provided.

            (ii) in the case of the Series B Preferred Stock, by dividing $1.50 by the Series B Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series B Conversion Price") shall initially be $1.50 per share of Common Stock. Such initial Series B Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series B Preferred Stock is convertible, as hereinafter provided.

      The right of conversion with respect to any shares of Series B Preferred Stock which shall have been called for redemption under Section 6 hereof shall terminate at the close of business on the day fixed for redemption unless the Corporation shall default in the payment of the redemption price, in which case the right of conversion with respect to such shares shall continue unless and until such redemption price is paid in full.

      (b) Automatic Conversion.

            (i) Each share of Series A Preferred Stock and Series B Preferred Stock shall automatically be converted into shares of Common Stock at the Series A Conversion Price or

Series A Conversion Price then in effect, as the case may be, upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share (prior to underwriter commissions and discounts) of not less than $8.08 (as adjusted pursuant to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not less than $15,000,000 (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted that Preferred Stock until the closing of such offering); or

            (ii) Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series A Conversion Price then in effect upon the written election of the holders of not less than seventy-five percent (75%) of the then outstanding shares of the Series A Preferred Stock to require such automatic conversion.

            (iii) Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series B Conversion Price then in effect upon the written election of the holders of not less than two-thirds of the then outstanding shares of the Series B Preferred Stock to require such automatic conversion.

      (c) Mechanics of Automatic Conversions. Upon the occurrence of the event specified in Subsection 2(b), the Preferred Stock of the applicable series shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, that all holders of shares of Preferred Stock being converted shall be given written notice of the occurrence of the event specified in Subsection 2(b) triggering such conversion, including the date such event occurred (the "Automatic Conversion Date"), and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. On the Automatic Conversion Date, all rights with respect to the Preferred Stock so converted, shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Preferred Stock has been converted, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. Upon the automatic conversion of the Preferred Stock, the holders of such Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. No fractional share of Common Stock shall be issued upon automatic conversion of the Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock on the Automatic Conversion Date, as determined in good faith by the Board of Directors.

      (d) Mechanics of Optional Conversions. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. On the date of conversion, all rights with respect to the Preferred Stock so converted, shall terminate, except any of the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Preferred Stock has been converted and cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock being converted to and including the time of conversion. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional share of Common Stock shall be issued upon optional conversion of any Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then current fair market value of one share of Common Stock, as determined in good faith by the Board of Directors. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver at such office to such holder of Preferred Stock, or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

      (e) Adjustments to Conversion Price for Diluting Issues.

            (i) Special Definitions. For purposes of this Subsection 2(e), the following definitions shall apply:

                  (1) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                  (2) "Original Issue Date" shall mean the first date on which a share of Series B Preferred Stock was issued.

                  (3) "Convertible Securities" shall mean any evidences of indebtedness, shares of capital stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                  (4) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 2(e)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than:

                        (A) shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock;

                        (B) up to 987,500 shares of Common Stock issued upon exercise of options outstanding on the Original Issue Date;

                        (C) up to 17,487 shares of Common Stock issued or issuable upon exercise of options granted after the Original Issue Date under the Corporation's 1995 Stock Option Plan, as amended, which options have per share exercise prices that are not less than the per share fair market value of the Common Stock on the date of the option grant, and which number may be adjusted upward by the affirmative vote of the Board of Directors which includes the affirmative vote of both Series A Directors.

            (ii) No Adjustment of Conversion Price. Except as set forth in Subsection 2(e)(vi), no adjustment in the number of shares of Common Stock into which any series of Preferred Stock is convertible shall be made, by adjustment in the Conversion Price for such series in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock (determined pursuant to subsection 2(e)(v)) issued or deemed to be issued by the Corporation is less than the applicable Conversion Price for such series in effect on the date of, and immediately prior to, the issue of such Additional Share of Common Stock.

            (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                  (1) Options and Convertible Securities. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                        (A) no further adjustment in the Conversion Price of any series of Preferred Stock shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                        (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price of any series of Preferred Stock adjusted upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be readjusted to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                        (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price of any series of Preferred Stock adjusted upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be readjusted as if:

                              (I) In the case of Convertible Securities or
Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation fur the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                              (II) in the case of Options for Convertible
Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Subsection 2(e)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                        (D) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Conversion Price of any series of Preferred Stock to an amount which exceeds the lower of (i) the Conversion Price of such series of Preferred Stock immediately prior to the original adjustment date, or (ii) the Conversion Price of any such series of Preferred Stock that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment.

                        (E) in the case of any Options which expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Conversion Price of any such series of Preferred Stock shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                        (F) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price of any series of Preferred Stock which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price of such series of Preferred Stock shall be adjusted pursuant to this Subsection 2(e)(iii) as of the actual date of their issuance.

                  (2) Stock Dividends, Stock Distributions and Subdivisions. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued with respect to each series of Preferred Stock:

                        (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                        (B) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

      If such record date shall have been fixed and no part of such dividend or distribution shall have been paid on the date fixed therefor, the adjustment previously made in the Conversion Price of any series of Preferred Stock which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price of such series of Preferred Stock shall be adjusted pursuant to this Subsection 2(e)(iii) as of the time of actual payment of such dividend or distribution

            (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event that at any time or from time to time after the Original Issue Date, the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(1) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(2), which event is dealt with in Subsection 2(e)(vi)(1)), without consideration or for a consideration per share less than the Conversion Price for any series of Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price determined in accordance with the following formula:

                                           P(1)Q(1) + P(2)Q(2)
                       NCP         =    ------------------------
                                               Q(1) + Q(2)

      where:

                  NCP              =    New Series A Conversion Price or Series
                                        B Conversion Price, as applicable.

                  P(1)             =    Series A Conversion Price or Series B
                                        Conversion Price, as applicable, in
                                        effect immediately prior to new issue.

                  Q(1)             =    Number of shares of Common Stock
                                        outstanding, or deemed to be outstanding as set forth below, immediately prior to such issue.

                  P(2)             =    Weighted average price per share
                                        received by the Corporation upon such
                                        issue.

                  Q(2)             =    Number of shares of Common Stock issued,
                                        or deemed to have been issued, in the
                                        subject transaction.

provided, that for the purpose of this Subsection 2(e)(iv), all shares of Common Stock issuable upon conversion of shares of Series A Preferred Stock outstanding immediately prior to such issue shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stack are deemed issued pursuant to Subsection 2(e)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

            (v) Determination of Consideration. For purposes of this Subsection 2(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (1) Cash and Property: Such consideration shall:

                        (A) insofar as it consists of cash, be computed at the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                        (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                        (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                  (2) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 2(e)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

            (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

                  (1) Stock Dividends, Distributions or Subdivisions. In the event the Corporation shall be deemed to issue Additional Shares of Common Stock pursuant to Subsection 2(e)(iii)(2) in a stock dividend, stock distribution or subdivision, the Conversion Price in effect immediately before such deemed issuance shall, concurrently with the effectiveness of such deemed issuance, be proportionately decreased.

                  (2) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price of each series of Preferred Stock in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

      (f) Adjustments for Certain Dividends and Distributions. In the event that at any time or from time to time after the Original Issue Date the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of each series of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

      (g) Adjustment for Reclassification, Exchange, or Substitution. In the event that at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of any series of Preferred Stock shall be changed into the same or a different number of shares of any class or series of stock or other securities or property, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of any shares of such series of Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by the holder of a number of shares of Common Stock equal to the number of shares of Common Stock into which such shares of such series of Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

      (h) Adjustment for Merger, Consolidation or Sale of Assets. In the event that at any time or from time to time after the Original Issue Date, the Corporation shall merge or consolidate with or into another entity or sell all or substantially all of its assets (other than a consolidation, merger or sale which is treated as a liquidation with respect to any series of Preferred Stock pursuant to Subsection 1(c)), each share of each series of Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of each such series of Preferred Stock would have been entitled to receive upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interest thereafter of the holders of each such series of Preferred Stock, to the end that the provisions set forth in this
Section 2 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of each such series of Preferred Stock.

      (i) No Impairment. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

      (j) Certificate as to Adjustment. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price for each series of Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of Preferred Stock.

      (k) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall send notice to each holder of Preferred Stock at least ten (10) days prior to such record date specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      (l) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Preferred Stock.

      (m) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of the Preferred Stock, provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Preferred Stock.

      (n) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion or transfer of such Preferred Stock or Common Stock.

      (o) Good Faith. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Corporation, in good faith, the other provisions of this Section 2 are not strictly applicable but the lack of any adjustment in the Conversion Price of any series of Preferred Stock would not in the opinion of the Board fairly protect the Conversion Rights of the holders of such series of Preferred Stock in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the Conversion Rights of the holders of such series of Preferred Stock in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Corporation shall cause the Corporation forthwith to make such adjustment, if any, to the Conversion Price, on a basis consistent with the basis intent and principles of this Section 2, as it in good faith considers necessary to preserve, without dilution, the Conversion Rights of all the holders of such series of Preferred Stock.

      Section 3. Restrictions.

      (a) At any time when shares of Series A Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of Series A Preferred Stock is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote or written consent of the holders of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares Common Stock into which such shares of Series A Preferred Stock are then convertible), voting together as a single class, the Corporation will not:

            (i) amend, alter or change the designation of any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series A Preferred Stock,

            (ii) increase the authorized number of shares of Series A Preferred Stock;

            (iii) create, authorize or issue any class or series of stock having any preference or priority over or being on a parity with any such preference or priority of the Series A Preferred Stock or any security convertible into or exchangeable or exercisable for any such class a series of stock;

            (iv) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or substantially all, or any substantial part (i.e. more than twenty-five percent (25%) of the book value as reflected on the most recent fiscal-year end consolidated balance sheet of the Corporation) of the properties or assets of the Corporation;

            (v) effect any liquidation, dissolution or winding up of, or any consolidation or merger involving, the Corporation; or

            (vi) effect any amendment, alteration or change of the By-Laws of the Corporation that adversely affects the Series A Preferred Stock or the holders thereof.

      (b) At any time when shares of Series B Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of Series B Preferred Stock is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote or written consent of the holders of at least two-thirds in voting power of the then outstanding shares of Series B Preferred Stock

(with calculations based upon the number of shares Common Stock into which such shares of Series B Preferred Stock are then convertible), voting together as a single class, the Corporation will not:

            (i) amend, alter or change the designation of any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series B Preferred Stock,

            (ii) increase the authorized number of shares of Series B Preferred Stock;

            (iii) create, authorize or issue any class or series of stock having any preference or priority over or being on a parity with any such preference or priority of the Series B Preferred Stock or any security convertible into or exchangeable or exercisable for any such class a series of stock;

            (iv) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or substantially all, or any substantial part (i.e. more than twenty-five percent (25%) of the book value as reflected on the most recent fiscal-year-end consolidated balance sheet of the Corporation) of the properties or assets of the Corporation;

            (v) effect any liquidation, dissolution or winding up of, or any consolidation or merger involving, the Corporation;

            (vi) alter, amend or repeal any provision of the Certificate of Incorporation; or

            (vii) effect any amendment, alteration or change of the By-Laws of the Corporation that adversely affects the Series B Preferred Stock or the holders thereof.

            Notwithstanding any other provision of this Certificate of Incorporation or the Corporation's By-laws to the contrary, written notice of any action specified in Subsections 3(a) or 3(b) shall be given in accordance with Section 9 by the Corporation to each holder of each series of Preferred Stock entitled to vote or consent with respect to such action at least twenty
(20) days before the date on which the books of the Corporation shall close or a record shall be taken with respect to such proposed action, or, if there shall be no such date, at least twenty (20) days before the date when such proposed action is scheduled to take place. Any holder of outstanding shares of Preferred Stock may waive any notice required by this Subsection by a written document specifically indicating such waiver.

      Section 4. Voting Rights.

      (a) Except as otherwise required by law or set forth in this Certificate of Incorporation, the holders of Preferred Stock shall be entitled to notice of any meeting of stockholders and shall vote together with the holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote. With respect to all questions as to which, under law, stockholders are required to vote by classes or series, each of the Series A Preferred Stock and the Series B Preferred Stock shall vote separately as a single class and series apart from each other and from the Common Stock. Shares of Common Stock and Preferred Stock shall entitle the holders thereof to the following number of votes on any matter as to which they are entitled to vote:

            (i) holders of Common Stock shall have one vote per share; and

            (ii) holders of Preferred Stock shall have that number of votes per share as is equal to the number of shares of Common Stock (including fractions of a share) into which each such share of Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting or on the date of any written consent.

      (b) Any provision of the By-Laws of the Corporation to the contrary notwithstanding, the number of directors (including the Series A Directors (as defined below)) constituting the entire Board of Directors of the Corporation may not be decreased below six (6) or increased above seven (7) without the prior written consent of each of the Series A Directors or the holders of two-thirds in voting power of the outstanding Series A Preferred Stock. The Board of Directors shall not delegate any of its powers or duties to any committee of the Board of Directors without the consent of all of the Preferred Directors then in office, and any such committee shall include at least one (1) Series A Director.

      (c) At all times during which shares of Series A Preferred Stock remain outstanding, the holders of the outstanding shares of Series A Preferred Stock shall have the exclusive right, separately from the Series B Preferred Stock and the Common Stock, to elect two directors of the Corporation (the "Series A Directors"). Each Series A Director shall be elected by the vote or written consent of the holders of a majority in voting power of the outstanding Series A Preferred Stock. If any Series A Director shall cease to serve as a director for any reason, another director elected by the holders of the Series A Preferred Stock shall replace such director. Each Series A Director may be removed, with or without cause, and a replacement Series A Director may be elected in his or her stead, at any time by the affirmative vote at a meeting of stockholders called for the purpose, or by written consent, of the holders of a majority of the then outstanding shares of Series A Preferred Stock,

      (d) In addition to any rights which may be available under the Corporation's By-Laws or otherwise under law, the holders of not less than twenty-five percent (25%) in voting power of the outstanding Series A Preferred Stock shall be entitled to call meetings of the stockholders of the Corporation. Within five (5) business days after written application by the holders of not less than twenty-five percent (25%) in voting power of the outstanding Series A Preferred Stock, the President or Secretary, or such other officer of the Corporation as may be authorized in the By-Laws of the Corporation to give notice of meetings of stockholders of the Corporation, shall notify each stockholder of the Corporation entitled to such notice of the date, time, place and purpose of such meeting. No meeting of stockholders called pursuant to this Subsection 4(d) shall take place more than ten (10) days after the date notice of such meeting is given.

      (e) The Corporation shall not alter, amend or repeal any provision of the By-Laws without the consent of all of the Series A Directors.

      Section 5. Dividends.

      (a) Dividends may be declared and paid on Common Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation; provided that no dividends shall be declared or paid on Common Stock until all dividends accrued or declared but unpaid on the Preferred Stock shall have been paid in full; and provided further that when and as dividends are declared and paid on shares of Common Stock, the Corporation shall declare and pay at the same time to each holder of Preferred Stock a dividend equal to the dividend which would have been payable to such holder if the shares of Preferred Stock held by such holder had been converted into Common Stock on the record date for the determination of holders of Common Stock entitled to receive such dividend.

      (b) Dividends may be declared and paid on Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation; provided that no dividends shall be declared or paid on Series A Preferred Stock until all dividends accrued or declared but unpaid on the Series B Preferred Stock shall have been paid in full; and provided further that when and as dividends are declared and paid on shares of Series A Preferred Stock, except pursuant to Subsection 5(a), the Corporation shall declare and pay at the same time to each holder of Series B Preferred Stock an equivalent dividend based on the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

      (c) The holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, preferential cumulative dividends in cash at the rate of seven percent (7.0%) per share per annum of the stated value thereof; provided, however, that if the Corporation for any reason defaults on its obligation to redeem any shares of Series B Preferred Stock in accordance with
Section 6 on or prior to the redemption dates specified therein, then such rate shall increase by five percentage points to twelve percent (12.0%) per share per annum of the stated value thereof from the date of such default. For such purpose, the "stated value" of each share of Series B Preferred Stock shall be $1.50 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or similar event with respect to the Series B Preferred Stock). Such dividends shall be cumulative and shall accrue from the Original Issue Date (as defined in Subsection 2(e)(i)(2)), whether or not earned or declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of dividends in such fiscal year, so that if in any fiscal year or years, such dividends are not paid in whole or in part upon the Series B Preferred Stock, the portion of such dividends as shall be unpaid shall accumulate as against the holders of the Common Stock and Series A Preferred Stock.

      (d) No dividends shall be declared or paid on the Common Stock or Preferred Stock except as set forth in this Section 5.

      Section 6. Redemption

      (a) At the written election of any holder of Series B Preferred Stock made not less than thirty (30) days prior to each of December 31, 2004, 2005 and 2006, the Corporation shall call for redemption, and shall redeem from such holder not later than sixty (60) days after each December 31 as shall be applicable, up to one third (1/3) of the shares of Series B Preferred Stock held by such holder on December 31, 2004, at a redemption price per share (a "Redemption Price") equal to $1.50 per share plus all dividends accrued or declared but unpaid, and any and all other amounts owing with respect to, such shares on the redemption date (the "Series B Redemption Price"). The Series B Redemption Price shall be appropriately adjusted to take account of any stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series B Preferred Stock. If any such holder does nor elect to redeem on any redemption date all of the shares of Series B Preferred Stock held by such holder which such holder may elect to have redeemed on such redemption date, such holder may elect to have such shares redeemed on any subsequent redemption date, or on December 31 of any year after 2006, by giving not less than thirty (30) days prior written notice to the Corporation.

      (b) Written notice of redemption shall be sent to each holder of record of Series B Preferred Stock to be redeemed, not less than thirty (30) days nor more than sixty (60) days prior to the redemption date set forth therein. Such notice shall act forth (i) the date and place of redemption, (ii) the number of shares to be redeemed, and (iii) the Series B Redemption Price. In the event that a notice of redemption is given under this Subsection 6(b), the Corporation shall be obligated to redeem the Series B Preferred Stock on the date and in the amounts set forth in the notice. The Corporation, if advised to do so before the close of business on the relevant redemption date by written notice from any holder of record of Series B Preferred Stock to be redeemed, shall credit against the number of shares of Series B Preferred Stock required to be redeemed from such holder, and shall not redeem, the number of shares of Series B Preferred Stock called for redemption which have been converted by such holder after such holder made the written election with respect to such shares described in Subsection 6(a) and on or before such redemption date.

      (c) If, on or before a redemption date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in trust for the pro rata benefit of the holders of the Series B Preferred Stock that has been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such redemption date, and all rights of holders of such shares so called for redemption shall forthwith, after such redemption date, cease and terminate with respect to such shares, excepting only the right to receive the Series B Redemption Price. Any interest accrued on funds so deposited and unclaimed by stockholders entitled thereto shall be paid to such stockholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Series B Preferred Stock which shall have been called for redemption shall not, within three years after the final redemption date, claim the amounts do deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any shares or otherwise shall be returned to the Corporation forthwith.

      (d) If the Corporation for any reason defaults on its obligation to redeem any of the shares of Series B Preferred Stock in accordance with Subsection 6(a) on or prior to the redemption dates specified therein, then, notwithstanding anything to the contrary contained in this Certificate of Incorporation, the Corporation may not incur any indebtedness for money borrowed (unless the proceeds of such incurrence of indebtedness are used to make all overdue redemptions) without the prior affirmative vote or written consent of the holders of not less than two-thirds of the then outstanding shares of Series B Preferred Stock, other than borrowings or reborrowings under then-outstanding lines of credit with institutional lenders and within then-existing credit limits, or under replacement line of credit facilities with institutional lenders with no greater credit limits, solely for the purpose of working capital.

      (e) If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on a redemption date are insufficient to redeem the total number of shares of Series B Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares in proportion to the redemption amounts otherwise payable to them. The shares of Series B Preferred not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series B Preferred Stock submitted for redemption, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available.

      Section 7. No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      Section 8. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

      Section 9. Notices. All notices to any party required or permitted to be sent pursuant to this Article FOURTH ("Notices") shall be contained in a written instrument addressed to such party at such party's address as it appears on the books of the Corporation and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly send by first class mail postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by DHL, Federal Express or other recognized express international courier service.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               EPICEPT CORPORATION

      EpiCept Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY
CERTIFY:

          FIRST: That at a meeting of the Board of Directors of said corporation resolutions were duly adopted proposing and declaring advisable that the Certificate of Incorporation of said corporation be amended and that such amendments be submitted to the stockholders of the Corporation for their consideration, as follows:

          RESOLVED:     That the Board of Directors of this Corporation
                        recommends and deems it advisable that the Certificate of Incorporation of this Corporation be amended by deleting Article FOURTH thereof and substituting for said Article FOURTH the new article FOURTH set forth on Exhibit A attached hereto; and

          RESOLVED:     That the aforesaid proposed amendment be submitted to
                        the stockholders of the Corporation for their consideration; and

          RESOLVED:     That following the approval by the stockholders of the
                        aforesaid amendment (the "Amendment") as required by law, the officers of this Corporation be, and they hereby are, and each of them hereby is, authorized and directed (i) to prepare, execute and file with the Secretary of State of the State of Delaware a Certificate of Amendment setting forth the Amendment in the form approved by the stockholders and (ii) to take any and all other actions necessary, desirable or convenient to give effect to the Amendment or otherwise to carry out the purposes of the foregoing Resolutions.

      SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to the Amendment in accordance with the provisions of section 228 of the General Corporation Law of the State of Delaware, and written notice of the adoption of the Amendment has been given as provided in section 228 of the General Corporation Law of the State of Delaware to every stockholder entitled to such notice.

      THIRD: That the Amendment was duly adopted in accordance with the applicable provisions of sections 228 and 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, EpiCept Corporation has caused this certificate to be signed by Peter Golikov, its Chief Executive Officer, this 21st day of December, 2000.

                                   EPICEPT CORPORATION

                                   By:/s/ Peter Golikov
                                      --------------------------------------
                                      Peter Golikov, President

                                    EXHIBIT A

      FOURTH: The total number of shares of all classes of stock which the Corporation has authority to issue is 50,632,262 shares, consisting of (i) 31,000,000 shares of Common Stock, par value $.0001 per share (the "Common Stock"), and (ii) 19,632,262 shares of Preferred Stock, par value $.0001 per share (the "Preferred Stock"), of which (A) 3,422,620 shares are designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), (B) 3,440,069 shares are designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock") and (C) 12,769,573 shares are designated as Series C Convertible Preferred Stock (the "Series C Preferred Stock"), amounting to an aggregate par value of $5,063.23.

      The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class or series of stock of the Corporation shall be as follows:

      Section 1. Liquidation Rights.

      (a) Liquidation Payments.

            (i) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to $3.00 per share of Series C Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series C Preferred Stock), plus all dividends accrued or declared thereon but unpaid, to and including the date full payment shall be tendered to the holders of the Series C Preferred Stock with respect to such liquidation, dissolution or winding up.

      If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series C Preferred Stock of all amounts distributable to them under this Subsection 1(a)(i), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series C Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection 1(a)(i).

      No payment shall be made with respect to the Common Stock, Series B Preferred Stock or Series A Preferred Stock unless and until full payment has been made to the holders of the Series C Preferred Stock of the amounts that they are entitled to receive under this Subsection 1(a)(i).

            (ii) After the payments described in Subsection 1(a)(i) shall have been made in full to the holders of the Series C Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Series C Preferred Stock so as to be available for such payments, the holders of Series B Preferred Stock shall be entitled to be paid next out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to $3.00 per share of Series B Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series B Preferred Stock), plus all dividends accrued or declared thereon but unpaid, to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up.

            If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series B Preferred Stock of all amounts distributable to them under this Subsection 1(a)(ii), then the entire assets of the Corporation available for such distribution after payment under Subsection 1(a)(i) above shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection 1(a)(ii).

            No payment shall be made with respect to the Common Stock or Series A Preferred Stock unless and until full payment has been made to the holders of the Series B Preferred Stock of the amounts that they are entitled to receive under this Subsection 1(a)(ii).

            (iii) After the payments described in Subsections 1(a)(i) and 1(a)(ii) shall have been made in full to the holders of the Series C Preferred Stock and the holders of the Series B Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Series C Preferred Stock and Series B Preferred Stock so as to be available for such payments, the holders of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to the holders of the Corporation's capital stock of all classes $2.02 per share (subject to equitable adjustment in the event of any stock dividend, stock split, combination of shares, recapitalization or other similar event with respect to the Series A Preferred Stock) plus all dividends declared thereon but unpaid, to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up.

      If the assets of the Corporation available for such distribution shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock of all amounts so distributable to them, then the entire assets of the Corporation available for such distribution after payment under Subsection 1(a)(i) and 1(a)(ii) above shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection 1(a)(iii).

            (iv) After the payments described in Subsections 1(a)(i), 1(a)(ii) and 1(a)(iii) shall have been made in full to the holders of the Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Preferred Stock so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of the Common Stock and Preferred Stock ratably in proportion to the number of shares of Common Stock then held by them or issuable to them upon conversion of the Preferred Stock then held by them.

            (v) Upon conversion of shares of Preferred Stock into shares of Common Stock pursuant to Section 2 below, the holders of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation, dissolution or winding up, but shall share ratably in any distribution of the assets of the Corporation to all the holders of Common Stock.

            (vi) The amounts payable with respect to shares of Series C Preferred Stock, Series B Preferred Stock and Series A Preferred Stock under this Subsection 1(a) are sometimes hereinafter referred to as "Series C Liquidation Payments," "Series B Liquidation Payments" and

"Series A Liquidation Payments," respectively, and together are sometimes hereinafter referred to as the "Liquidation Payments."

      (b) Distributions Other than Cash. Whenever the distributions provided for in this Section 1 shall be payable in property other than cash, the value of such distributions shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. The Corporation shall give prompt written notice of such valuation to each holder of Preferred Stock.

      (c) Merger as Liquidation, etc. The merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least eighty percent (80%) in voting power of the capital stock of the surviving corporation, in which case the provisions of Subsection 2(h) shall apply), or the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 1: (i) with respect to the Series C Preferred Stock, unless the holders of at least sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible) elect to the contrary, (ii) with respect to the Series B Preferred Stock, unless the holders of at least two-thirds in voting power of the then outstanding shares of Series B Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series B Preferred Stock are then convertible) elect to the contrary, and (iii) with respect to the Series A Preferred Stock, unless the holders of at least seventy-five percent (75%) in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible) elect to the contrary. An election under Subsection 1(c)(i), (ii) or (iii) shall be made by giving written notice thereof to the Corporation at least five (5) days before the effective date of such merger, consolidation or sale. If such notice is given with respect to a series of Preferred Stock, the provisions of Subsection 2(h) shall apply to such series of Preferred Stock. Unless such election is made with respect to a series of Preferred Stock, any amounts received by the holders of such series of Preferred Stock as a result of such merger or consolidation shall be deemed to be applied toward, and all consideration received by the Corporation in such asset sale together with all other available assets of the Corporation shall be distributed toward, the Liquidation Payments attributable to the shares of such series of Preferred Stock in the order of preference set forth in Subsection 1(a).

      (d) Notice. Notice of any proposed liquidation, dissolution or winding up of the affairs of the Corporation (including any merger, consolidation or sale of assets which may be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation under Subsection 1(c)), stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given to the holders of record of the Preferred Stock not less than thirty (30) days prior to the payment date stated therein. Any holder of outstanding shares of Preferred Stock may waive notice required by this Subsection by a written document specifically indicating such waiver.

      Section 2. Conversion. The holders of Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

      (a) Right to Convert; Conversion Price. Each share of Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined in accordance with the following:

            (i) in the case of the Series A Preferred Stock, by dividing $2.02 by the Series A Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion. of Series A Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series A Conversion Price") shall, as of the Original Issue Date, be $1.716 per share of Common Stock. Such Series A Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred Stock is convertible, as hereinafter provided.

            (ii) in the case of the Series B Preferred Stock, by dividing $1.50 by the Series B Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series B Conversion Price') shall initially be $1.50 per share of Common Stock. Such initial Series B Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series B Preferred Stock is convertible, as hereinafter provided.

            (iii) in the case of the Series C Preferred stock, by dividing $1.50 by the Series C Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series C Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series C Conversion Price") shall initially be $1.50 per share of Common Stock, Such initial Series C Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series C Preferred Stock is convertible, as hereinafter provided.

      The right of conversion with respect to any shares of Series C Preferred Stock or Series B Preferred Stock which shall have been called for redemption under Section 6 hereof shall terminate at the close of business on the day fixed for redemption unless the Corporation shall default in the payment of the redemption price, in which case the right of conversion with respect to such shares shall continue unless and until such redemption price is paid in full.

      (b) Automatic Conversion.

            (i) Each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall automatically be converted into shares of Common Stock at the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price then in effect, as the case may be, upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share (prior to underwriter commissions and discounts) of not less than $8.25 (as adjusted to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not less than $15,000,000 (a "Qualified Public Offering") (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Preferred Stock shall not be deemed to have converted that Preferred Stock until the closing of such offering).

            (ii) Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series A Conversion Price then in effect upon the written election to require such automatic conversion of the holders of not less than seventy-five percent (75%) in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible).

            (iii) Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series B Conversion Price then in effect upon the written election to require such automatic conversion of the holders of not less than two-thirds in voting power of the then outstanding shares of Series B Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series B Preferred Stock are then convertible).

            (iv) Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series C Conversion Price then in effect upon the written election to require such automatic conversion of the holders of not less than sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible).

      (c) Mechanics of Automatic Conversions. Upon the occurrence of any event specified in Subsection 2(b), the Preferred Stock of the applicable series shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided that all holders of shares of Preferred Stock being converted shall be given written notice of the occurrence of the event specified in Subsection 2(b) triggering such conversion, including the date such event occurred (the "Automatic Conversion Date"), and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. On the Automatic Conversion Date, all rights with respect to the Preferred Stock so converted, shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates representing the number of shares of Common Stock into which such Preferred Stock has been converted, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. Upon the automatic conversion of any Preferred Stock, the holders of such Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in a form reasonably satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown cm such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. No fractional share of Common Stock shall be issued upon automatic conversion of any Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock on the Automatic Conversion Date, as determined in good faith by the Board of Directors.

      (d) Mechanics of Optional Conversions. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. On the date of conversion, all rights with respect to the Preferred Stock so converted, shall terminate, except any of the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Preferred Stock has been converted and cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock being converted to and including the time of conversion. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in a form reasonably satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional share of Common Stock shall be issued upon optional conversion of any Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then current fair market value of one share of Common Stock, as determined in good faith by the Board of Directors. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver at such office to such holder of Preferred Stock, or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

      (e) Adjustments to Conversion Price for Diluting Issues.

            (i) Special Definitions. For purposes of this Subsection 2(e), the following definitions shall apply:

                  (1) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                  (2) "Original Issue Date" shall mean the first date on which a share of Series C Preferred Stock was issued.

                  (3) "Convertible Securities" shall mean any evidences of indebtedness, shares of capital stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                  (4) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 2(e)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than:

                        (A) shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock;

                        (B) up to 2,092,500 shares of Common Stock issued upon exercise of options outstanding on the Original Issue Date; or

                        (C) up to 2,487 shares of Common Stock issued or issuable upon exercise of options granted after the Original Issue Date under the Corporation's 1995 Stock Option Plan, as amended and/or restated, which options have per share exercise prices that are not less than the per share fair market value of the Common Stock on the date of the option grant, and which number may be adjusted upward by the affirmative vote of the Board of Directors that includes the affirmative vote of (i) at least one (1) of the Series A Directors and (ii) the Series C Director.

            (ii) No Adjustment of Conversion Price. Except as set forth in Subsection 2(e)(vi), no adjustment in the number of shares of Common Stock into which any series of Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price for such series in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock (determined pursuant to subsection 2(e)(v)) issued or deemed to be issued by the Corporation is less than the applicable Conversion Price for such series in effect on the date of, and immediately prior to, the issue of such Additional Share of Common Stock.

            (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                  (1) Options and Convertible Securities. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                        (A) no further adjustment in the Conversion Price of any series of Preferred Stock shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                        (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price of any series of Preferred Stock adjusted upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be readjusted to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                        (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price of any series of Preferred Stock adjusted upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be readjusted as if:

                              (I) In the case of Convertible Securities or
Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                              (II) in the case of Options for Convertible
Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Subsection 2(e)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                        (D) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Conversion Price of any series of Preferred Stock to an amount which exceeds the lower of (i) the Conversion Price of such series of Preferred Stock immediately prior to the original adjustment date, or (ii) the Conversion Price of any such series of Preferred Stock that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                        (E) in the case of any Options which expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Conversion Price of any such series of Preferred Stock shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                        (F) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price of any series of Preferred Stock which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price of such series of Preferred Stock shall be adjusted pursuant to this Subsection 2(e)(iii) as of the actual date of their issuance.

                  (2) Stock Dividends, Stock Distributions and Subdivisions. In the event the Corporation at any time or from time to time after the Original issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued with respect to each series of Preferred Stock:

                        (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                        (B) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

      If such record date shall have been fixed and no part of such dividend or distribution shall have been paid on the date fixed therefor, the adjustment previously made in the Conversion Price of any series of Preferred Stock which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price of such series of Preferred Stock shall be adjusted pursuant to this Subsection 2(e)(iii) as of the time of actual payment of such dividend or distribution.

            (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event that at any time or from time to time after the Original Issue Date, the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(1) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Subsection. 2(e)(iii)(2), which event is dealt with in Subsection 2(e)(vi)(1)), without consideration or for a consideration per share less than the Conversion Price for any series of Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price determined in accordance with the following formula:

                                           P(1)Q(1) + P(2)Q(2)
                  NCP              =       -------------------
                                               Q(1) + Q(2)

            where:

             NCP       =    New Series A Conversion Price, New Series B
                            Conversion Price or New Series C Conversion
                            Price, as applicable.

             P(1)      =   Series A Conversion Price, Series B Conversion Price
                           or Series C Conversion Price, as applicable, in effect immediately prior to new issue.

             Q(1)      =   Number of shares of Common Stock outstanding, or
                           deemed to be outstanding as set forth below, immediately prior to such issue.

             P(2)      =   Weighted average price per share received by the
                           Corporation upon such issue.

             Q(2)      =   Number of shares of Common Stock issued, or deemed to
                           have been issued, in the subject transaction.

provided that for the purpose of this Subsection 2(e)(iv), all shares of Common Stock issuable upon conversion of shares of Preferred Stock outstanding immediately prior to such issue shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Subsection 2(e)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

            (v) Determination of Consideration. For purposes of this Subsection 2(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (1) Cash and Property: Such consideration shall:

                        (A) insofar as it consists of cash, be computed at the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                        (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                        (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

            Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 2(e)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

            (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

                  (1) Stock Dividends, Distributions or Subdivisions. In the event the Corporation shall be deemed to issue Additional Shares of Common Stock pursuant to Subsection 2(e)(iii)(2) in a stock dividend, stock distribution or subdivision, the Conversion Price of each series of Preferred Stock in effect immediately before such deemed issuance shall, concurrently with the effectiveness of such deemed issuance, be proportionately decreased.

                  (2) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price of each series of Preferred Stock in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

      (f) Adjustments for Certain Dividends and Distributions. In the event that at any time or from time to time after the Original Issue Date the Corporation shall make or issue; or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of each series of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

      (g) Adjustment for Reclassification, Exchange, or Substitution. In the event that at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of any series of Preferred Stock shall be changed into the same or a different number of shares of any class or series of stock or other securities or property, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of any shares of such series of Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by the holder of a number of shares of Common Stock equal to the number of shares of Common Stock into which such shares of such series of Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

      (h) Adjustment for Merger, Consolidation or Sale of Assets. In the event that at any time or from time to time after the Original Issue Date, the Corporation shall merger or consolidate with or into another entity or sell all or substantially all of its assets (other than a consolidation, merger or sale which is treated as a liquidation wait respect to any series of Preferred Stock pursuant to Subsection 1(c)), each share of each series of Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of each such series of Preferred Stock would have been entitled to receive upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interest thereafter of the holders of each such series of Preferred Stock, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of each such series of Preferred Stock.

      (i) No Impairment. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

      (j) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price for each series of Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of Preferred Stock.

      (k) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall send notice to each holder of Preferred Stock at least ten (10) days prior to such record date specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      (l) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Preferred Stock.

      (m) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of Preferred Stock; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Preferred Stock.

      (n) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion or transfer of such Preferred Stock or Common Stock.

      (o) Good Faith. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Corporation, in good faith, the other provisions of this Section 2 are not strictly applicable but the lack of any adjustment in the Conversion Price of any series of Preferred Stock would not in the opinion of the Board fairly protect the Conversion Rights of the holders of such series of Preferred Stock in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the Conversion Rights of the holders of such series of Preferred Stock in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Corporation shall cause the Corporation forthwith to make such adjustment, if any, to the Conversion Price, on a basis consistent with the basic intent and principles of this Section 2, as it in good faith considers necessary to preserve, without dilution, the Conversion Rights of all the holders of such series of Preferred Stock.

      Section 3. Restrictions.

      (a) At any time when shares of Series A Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of Series A Preferred Stock is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote or written consent of the holders of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible), voting together as a single class, the Corporation will not:

            (i) amend, alter or change the designation of any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series A Preferred Stock;

            (ii) increase the authorized number of shares of Series A Preferred Stock;

            (iii) create, authorize or issue any class or series of stock having any preference or priority over or being on a parity with any such preference or priority of the Series A Preferred Stock or any security convertible into or exchangeable or exercisable for any such class or series of stock;

            (iv) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or any substantial part (i.e., more than twenty-five percent (25%) of the book value as reflected on the most recent fiscal year-end consolidated balance sheet of the Corporation) of the properties or assets of the Corporation;

            (v) effect any liquidation, dissolution or winding up of, or any consolidation or merger involving, the Corporation; or

            (vi) effect any amendment, alteration or change of the By-Laws of the Corporation that adversely affects the Series A Preferred Stock or the holders thereof.

      (b) At any time when shares of Series B Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of Series B Preferred Stock is required bylaw or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote or written consent of the holders of at least two-thirds in voting power of the then outstanding shares of Series B Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series

B Preferred Stock are then convertible), voting together as a single class, the Corporation will not:

            (i) amend, alter or change the designation of any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series B Preferred Stock;

            (ii) increase the authorized number of shares of Series B Preferred Stock;

            (iii) create, authorize or issue any class or series of stock having any preference or priority over or being on a parity with any such preference or priority of the Series B Preferred Stock or any security convertible into or exchangeable or exercisable for any such class or series of stock;

            (iv) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or any substantial part (i.e., more than twenty-five percent (25%) of the book value as reflected on the most recent fiscal year-end consolidated balance sheet of the Corporation) of the properties or assets of the Corporation;

            (v) effect any liquidation, dissolution or winding up of, or any consolidation or merger involving, the Corporation;

            (vi) alter, amend or repeal any provision of the Certificate of Incorporation; or

            (vii) effect any amendment, alteration or change of the By-Laws of the Corporation that adversely affects the Series B Preferred Stock or the holders thereof.

      (c) At any time when shares of Series C Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of Series C Preferred Stock is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote or written consent of the holders of at least sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible), voting together as a single class, the Corporation will not:

            (i) amend, alter or change the designation of any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series C Preferred Stock;

            (ii) increase the authorized number of shares of capital stock of the Corporation;

            (iii) issue any shares of capital stock of the Corporation as consideration (or partial consideration) for the Corporation's acquisition of any entity or any property or assets of any entity;

            (iv) create, authorize or issue any class or series of stock having any preference or priority over or being on a parity with any such preference or priority of the Series C Preferred Stock or any security convertible into or exchangeable or exercisable for any such class or series of stock;

            (v) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or any substantial part (i.e., more than twenty-five percent (25%) of the book value as reflected on the most recent fiscal year-end consolidated balance sheet of the Corporation) of the properties or assets of the Corporation, or any consolidation or merger involving the Corporation, unless the consideration to be received in such transaction by holders of Series C Preferred Stock is equal to or greater than $3.60 per share;

            (vi) effect any liquidation, dissolution or winding up of the Corporation;

            (vii) alter, amend or repeal any provision of the Certificate of Incorporation; or

            (viii) effect any amendment, alteration or change of the By-Laws of the Corporation that adversely affects the Series C Preferred Stock or the holders thereof.

      (d) Notwithstanding any other provision of this Certificate of Incorporation or the Corporation's By-Laws to the contrary, written notice of any action specified in Subsections 3(a), 3(b) or 3(c) shall be given in accordance with Section 9 by the Corporation to each holder of each series of Preferred Stock entitled to vote or consent with respect to such action at least twenty (20) days before the dale on which the books of the Corporation shall close or a record shall be taken with respect to such proposed action, or, if there shall be no such date, at least twenty (20) days before the date when such proposed action is scheduled to take place. Any holder of outstanding shares of Preferred Stock may waive any notice required by this Subsection by a written document specifically indicating such waiver.

      Section 4. Voting Rights.

      (a) Except as otherwise required by law or set forth in this Certificate of Incorporation, the holders of Preferred Stock shall be entitled to notice of any meeting of stockholders and shall vote together with the holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote. With respect to all questions as to which, under law, stockholders are required to vote by classes or series, each of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock shall vote separately as a single class and series apart from each other and from the Common Stock. Shares of Common Stock and Preferred Stock shall entitle the holders thereof to the following number of votes on any matter as to which they are entitled to vote:

            (i) holders of Common Stock shall have one vote per share; and

            (ii) holders of Preferred Stock shall have that number of votes per share as is equal to the number of shares of Common Stock (including fractions of a share) into which each such share of Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting or on the date of any written consent.

      (b) Any provision of the By-Laws of the Corporation to the contrary notwithstanding, the number of directors (including the Series A Directors and the Series C Director (as such terms are defined below)) constituting the entire Board of Directors of the Corporation may not be decreased below seven (7) or increased above eight (8) without the prior written consent of (i) all of the Series A Directors then in office and (ii) the Series C Director then in office. The Board of Directors shall not delegate any of its powers or duties to any committee of the Board of

Directors without the prior written consent of (i) all of the Series A Directors then in office and (ii) the Series C Director then in office, and any such committee shall include (i) at least one (1) Series A Director and (ii) the Series C Director.

      (c) At all times during which shares of Series A Preferred Stock remain outstanding, the holders of the outstanding shares of Series A Preferred Stock shall have the exclusive right, separately from the Series C Preferred Stock, the Series B Preferred Stock and the Common Stock, to elect two (2) directors of the Corporation (the "Series A Directors")). Each Series A Director shall be elected by the affirmative vote or written consent of the holders of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible). If any Series A Director shall cease to serve as a director for any reason, another director elected by the holders of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible) shall replace such director. Each Series A Director may be removed, with or without cause, and a replacement Series A Director may be elected in his or her stead at any time by the affirmative vote or written consent of the holders of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible).

      (d) At all times during which shares of Series C Preferred Stock remain outstanding, Merlin General Partner II Limited (in its capacities as general partner of The Merlin Biosciences Fund L.P. and as managing partner of The Merlin Biosciences Fund GbR; in both of such capacities, collectively, "Merlin"), or, where Merlin no longer holds at least 500,000 shares of Common Stock in the aggregate (including shares of Common Stock into which Merlin's shares of Preferred Stock are then convertible), the holders of the outstanding shares of Series C Preferred Stock, shall have the exclusive right, separately from the Series B Preferred Stock, the Series A Preferred Stock and the Common Stock, to elect one (1) director of the Corporation (the "Series C Director"). For so long as Merlin has the exclusive right to elect the Series C Director, Merlin shall be able to elect, replace or remove the Series C Director by any method it shall in its own discretion deem appropriate. At such time as Merlin no longer has the exclusive right to appoint the Series C Director, the Series C Director shall be elected, replaced and removed by the holders of the Series C Preferred Stock as set forth in this Subsection 4(d) below. The Series C Director shall be elected by the affirmative vote or written consent of the holders of at least sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible). If the Series C Director shall cease to serve as a director for any reason, another director elected by the holders of at least sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible) shall replace such director. The Series C Director may be removed, with or without cause, and a replacement Series C Director may be elected in his or her stead, at any time by the affirmative vote or written consent of the holders of at least sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible).

      (e) In addition to any rights which may be available under the Corporation's By-Laws or otherwise under law, the holders of not less than (i) twenty-five percent (25%) in voting power of the outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible) or (ii) twenty-five percent (25%) in voting power of the outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible) shall be entitled to call meetings of the stockholders of the Corporation. Within five (5) business days after written application by such holders, the President or Secretary, or such other officer of the Corporation as may be authorized in the By-Laws of the Corporation to give notice of meetings of stockholders of the Corporation, shall notify each stockholder of the Corporation entitled to such notice of the date, time, place and purpose of such meeting. No meeting of stockholders called pursuant to this Subsection 4(e) shall take place more than ten (10) days after the date notice of such meeting is given.

      (f) The Corporation shall not alter, amend or repeal any provision of the By-Laws without the consent of (i) all of the Series A Directors and (ii) the Series C Director.

      Section 5. Dividends.

      (a) Dividends may be declared and paid on Common Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation; provided that no dividends shall be declared or paid on Common Stock until all dividends accrued or declared but unpaid on the Preferred Stock shall have been paid in full; and provided further that when and as dividends are declared and paid on shares of Common Stock, the Corporation shall declare and pay at the same time to each holder of Preferred Stock a dividend equal to the dividend which would have been payable to such holder if the shares of Preferred Stock held by such holder had been converted into Common Stock on the record date for the determination of holders of Common Stock entitled to receive such dividend.

      (b) Dividends may be declared and paid on Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation; provided that (i) no dividends shall be declared or paid on Series B Preferred Stock, Series A Preferred Stock or Common Stock until all dividends accrued or declared but unpaid on the Series C Preferred Stock shall have been paid in full; (ii) thereafter no dividends shall be declared or paid on Series A Preferred Stock or Common Stock until all dividends accrued or declared but unpaid on the Series B Preferred Stock shall have been paid in full; (iii) when and as dividends are declared and paid on shares of Series B Preferred Stock or Series A Preferred Stock, except pursuant to Subsection 5(a), the Corporation shall declare and pay at the same time to each holder of Series C Preferred Stock an equivalent dividend based on the number of shares of Common Stock into which each share of Series C Preferred Stock is then convertible; and
(iv) when and as dividends are declared and paid on shares of Series A Preferred Stock, except pursuant to Subsection 5(a), the Corporation shall declare and pay at the same time to each holder of Series B Preferred Stock an equivalent dividend based on the number of shares of Common Stock into which each share of Series B Preferred Stock is then convertible.

      (c) The holders of the Series C Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, preferential cumulative dividends in cash at the rate of seven percent (7.0%) per share per annum of the stated value thereof; provided, however, that if the Corporation for any reason defaults on its obligation to redeem any shares of Series C Preferred Stock in accordance with
Section 6 on or prior to the
redemption dates specified therein, then such rate shall increase by five percentage points to twelve percent (12.0%) per share per annum of the stated value thereof from the date of such default. For such purpose, the "stated value" of each share of Series C Preferred Stock shall be $1.50 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or similar event with respect to the Series C Preferred Stock). Such dividends shall be cumulative and shall accrue from the Original Issue Date (as defined in Subsection 2(e)(i)(2)), whether or not earned or declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of dividends in such fiscal year. so that if in any fiscal year or years, such dividends are not paid in whole or in part upon the Series C Preferred Stock, the portion of such dividends as shall be unpaid shall accumulate as against the holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock.

      (d) Subject to Subsection 5(b), the holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, preferential cumulative dividends in cash at the rate of seven percent (7.0%) per share per annum of the stated value thereof; provided, however, that if the Corporation for any reason defaults on its obligation to redeem any shares of Series B Preferred Stock in accordance with Section 6 on or prior to the redemption dates specified therein, then such rate shall increase by five percentage points to twelve percent (12.0%) per share per annum of the stated value thereof from the date of such default. For such purpose, the "stated value" of each share of Series B Preferred Stock shall be $1.50 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or similar event with respect to the Series B Preferred Stock). Such dividends shall be cumulative and shall accrue from the original issue date of the Series B Preferred Stock (January 28, 2000), whether or not earned or declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of dividends in such fiscal year, so that if in any fiscal year or years, such dividends are not paid in whole or in part upon the Series B Preferred Stock, the portion of such dividends as shall be unpaid shall accumulate as against the holders of the Common Stock and Series A Preferred Stock.

      (e) No dividends shall be declared or paid on the Common Stock or Preferred Stock except as set forth in this Section 5.

      Section 6. Redemption.

      (a) At the written election of any holder of Series C Preferred Stock or Series B Preferred Stock made not less than thirty (30) days prior to each of December 31, 2004, 2005 and 2006, the Corporation shall call for redemption, and shall redeem from such holder not later than sixty (60) days after such December 31 as shall be applicable, up to one third (1/3) of the shares of Series C Preferred Stock and/or Series B Preferred Stock (the "Redemption Shares") held by such holder on December 31, 2004, at a Redemption Price equal to $1.50 per share plus all dividends accrued or declared but unpaid, and any and all other amounts owing with respect to, such shares on the redemption date (the "Redemption Price"). The Redemption Price shall be appropriately adjusted to take account of any stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Redemption Shares. If any such holder does not elect to redeem on any redemption date all of the Redemption Shares held by such holder which such holder may elect to have redeemed on such redemption date, such holder may elect to have such shares redeemed on any subsequent redemption date, or on December 31 of any year after 2006, by giving not less than thirty (30) days prior written notice to the Corporation.

      (b) Written notice of redemption shall be sent to each holder of record of Redemption Shares to be redeemed, not less than thirty (30) days nor more than sixty (60) days prior to the redemption date set forth therein. Such notice shall set forth (i) the date and place of redemption, (ii) the number of shares to be redeemed, and (iii) the Redemption Price. In the event that a notice of redemption is given under this Subsection 6(b), the Corporation shall be obligated to redeem the Redemption Shares noticed for redemption on the date and in the amounts set forth in the notice. The Corporation, if advised to do so before the close of business on the relevant redemption date by written notice from any holder of record of Redemption Shares to be redeemed, shall credit against the number of Redemption Shares required to be redeemed from such holder, and shall not redeem, the number of Redemption Shares called for redemption which have been converted by such holder after such holder made the written election with respect to such shares described in Subsection 6(a) and on or before such redemption date.

      (c) If, on or before a redemption date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in trust for the pro rata benefit of the holders of the Redemption Shares that have been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and after such redemption date, and all rights of holders of such shares so called for redemption shall forthwith, after such redemption date, cease and terminate with respect to such shares, excepting only the right to receive the Redemption Price. Any interest accrued on funds so deposited and unclaimed by stockholders entitled thereto shall be paid to such stockholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it, In case the holders of Redemption Shares which shall have been called for redemption shall not, within three (3) years after the final redemption date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any shares or otherwise shall be returned to the Corporation forthwith.

      (d) If the Corporation for any reason defaults on its obligation to redeem any of the Redemption Shares in accordance with Subsection 6(a) on or prior to the redemption date specified therein, then, notwithstanding anything to the contrary contained in this Certificate of Incorporation, the Corporation may not incur any indebtedness for money borrowed (unless the proceeds of such occurrence of indebtedness are used to make all overdue redemptions) without the prior affirmative vote or written consent of the holders of not less than two-thirds in voting power of the then outstanding shares of Series B Preferred Stock and Series C Preferred Stock voting together (with calculations based upon the number of shares of Common Stock into which such shares of Series B Preferred Stock and Series C Preferred Stock are then convertible), other than borrowings or reborrowings under then-outstanding lines of credit with institutional lenders and within then-existing credit limits, or under replacement line of credit facilities with institutional lenders with no greater credit limits, solely for the purposes of working capital.

      (e) If the funds of the Corporation legally available for redemption of shares of Series C Preferred Stock or Series B Preferred Stock on a redemption date are insufficient to redeem the total number of shares of Series C Preferred Stock and Series B Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares in proportion to the redemption amounts otherwise payable to them. The shares of Series C Preferred Stock and Series B Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series B Preferred Stock and Series C Preferred Stock submitted for redemption, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available.

      Section 7. No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      Section 8. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

      Section 9. Notices. All notices to any party required or permitted to be sent pursuant to this Article FOURTH ("Notices") shall be contained in a written instrument addressed to such party at such party's address as it appears on the books of the Corporation and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly sent by first-class mail, postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by DHL, Federal Express or other recognized express international courier service.

      Section 10. Preemptive Rights. Pursuant to the terms and conditions of a certain Amended and Restated Shareholder Rights Agreement between the Corporation and certain of its stockholders, each holder of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is granted, so long as such holder holds not less than 500,000 shares of the corporation's Common Stock (including Common Stock issuable upon the conversion of the Preferred Stock), the right of first refusal to purchase its pro rata share of any new securities (subject to certain exceptions) that the Corporation may, from time to time, propose to sell or issue. Such rights of first refusal shall terminate and be of no further force or effect upon and following the close of a Qualified Public Offering.

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               EPICEPT CORPORATION

                   ADOPTED IN ACCORDANCE WITH THE PROVISIONS
                   OF SECTION 242 OF THE GENERAL CORPORATION
                          LAW OF THE STATE OF DELAWARE

      EPICEPT CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify as follows:

      FIRST, that the Certificate of Incorporation of said corporation be amended as follows:

      By striking out ARTICLE FOURTH, as it now exists, and inserting in lieu and instead thereof a new ARTICLE FOURTH reading as follows:

            FOURTH: The total number of shares of all classes of stock which the Corporation has authority to issue is 79,632,262 shares, consisting of (i) 60,000,000 shares of Common Stock, par value $.0001 per share (the "Common Stock"), and (ii) 19,632,262 shares of Preferred Stock, par value $.000l per share (the "Preferred Stock"), of which (A) 3,422,620 shares are designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), (B) 3,440,069 shares are designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock") and (C) 12,769,573 shares are designated as Series C Convertible Preferred Stock (the "Series C Preferred Stock"), amounting to an aggregate par value of $7,963.23.

      SECOND, In lieu of a meeting and vote of stockholders, the holders of at least a majority of all the issued and outstanding capital stock entitled to vote thereon have given their written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

      THIRD, The aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware, including approval by the Board of Directors of the Corporation.

      IN WITNESS WHEREOF, EPICEPT CORPORATION has caused this certificate to be signed by its Chief Executive Officer this 10th day of August, 2004.

                                  /s/ John V. Talley, Jr.
                                  ----------------------------------------------
                                  John V. Talley, Jr., Chief Executive Officer

                            CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               EPICEPT CORPORATION

EPICEPT CORPORATION (hereinafter called the "corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

      1.    The name of the corporation is EPICEPT CORPORATION.

      2. The Certificate of Amendment of Certificate of Incorporation of the corporation, which was filed by the Secretary of State of Delaware on August 18, 2004 (hereinafter called the "amendment"), is hereby corrected.

      3. The inaccuracy or defect to be corrected in the amendment is as follows:

            The amendment inadvertently replaced the entire ARTICLE FOURTH with the paragraph indicated as the new ARTICLE FOURTH in the amendment, rather than merely replacing the first paragraph of ARTICLE FOURTH.

      4. ARTICLE FOURTH of the instrument in corrected form is attached hereto as EXHIBIT A.

IN WITNESS WHEREOF, EPICEPT CORPORATION has caused this certificate to be signed by its Chief Executive Officer this 10th day of September, 2004.

                                   /s/ John V. Talley, Jr.
                                   ---------------------------------------------
                                   John V. Talley, Jr., Chief Executive Officer

                                    EXHIBIT A

      FOURTH: The total number of shares of all classes of stock which the Corporation has authority to issue is 79,632,262 shares, consisting of (i) 60,000,000 shares of Common Stock, par value $.0001 per share (the "Common Stock"), and (ii) 19,632,262 shares of Preferred Stock, par value $.0001 per share (the "Preferred Stock"), of which (A) 3,422,620 shares are designated as Series A Convertible Preferred Stock (the "Series A Preferred Stock"), (B) 3,440,069 shares are designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock") and (C) 12,769,573 shares are designated as Series C Convertible Preferred Stock (the "Series C Preferred Stock"), amounting to an aggregate par value of $7,963.23.

      The powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of each class or series of stock of the Corporation shall be as follows:

      Section 1. Liquidation Rights.

      (a) Liquidation Payments.

            (i) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, the holders of Series C Preferred Stock shall be entitled to be paid first out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to $3.00 per share of Series C Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series C Preferred Stock), plus all dividends accrued or declared thereon but unpaid, to and including the date full payment shall be tendered to the holders of the Series C Preferred Stock with respect to such liquidation, dissolution or winding up.

      If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series C Preferred Stock of all amounts distributable to them under this Subsection 1(a)(i), then the entire assets of the Corporation available for such distribution shall be distributed ratably among the holders of the Series C Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection 1(a)(i).

      No payment shall be made with respect to the Common Stock, Series B Preferred Stock or Series A Preferred Stock unless and until full payment has been made to the holders of the Series C Preferred Stock of the amounts that they are entitled to receive under this Subsection 1(a)(i).

            (ii) After the payments described in Subsection 1(a)(i) shall have been made in full to the holders of the Series C Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Series C Preferred Stock so as to be available for such payments, the holders of Series B Preferred Stock shall be entitled to be paid next out of the assets of the Corporation available for distribution to holders of the Corporation's capital stock of all classes an amount equal to $3.00 per share of Series B Preferred Stock (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Series B Preferred Stock), plus all dividends accrued or declared thereon but unpaid, to and including the date full payment shall be tendered to the holders of the Series B Preferred Stock with respect to such liquidation, dissolution or winding up.

      If the assets of the Corporation shall be insufficient to permit the payment in full to the holders of the Series B Preferred Stock of all amounts distributable to them under this Subsection 1(a)(ii), then the entire assets of the Corporation available for such distribution after payment under Subsection 1(a)(i) above shall be distributed ratably among the holders of the Series B Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection 1(a)(ii).

      No payment shall be made with respect to the Common Stock or Series A Preferred Stock unless and until full payment has been made to the holders of the Series B Preferred Stock of the amounts that they are entitled to receive under this Subsection 1(a)(ii).

            (iii) After the payments described in Subsections 1(a)(i) and 1(a)(ii) shall have been made in full to the holders of the Series C Preferred Stock and the holders of the Series B Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Series C Preferred Stock and Series B Preferred Stock so as to be available for such payments, the holders of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to the holders of the Corporation's capital stock of all classes $2.02 per share (subject to equitable adjustment in the event of any stock dividend, stock split, combination of shares, recapitalization or other similar event with respect to the Series A Preferred Stock) plus all dividends declared thereon but unpaid, to and including the date full payment shall be tendered to the holders of the Series A Preferred Stock with respect to such liquidation, dissolution or winding up.

      If the assets of the Corporation available for such distribution shall be insufficient to permit the payment in full to the holders of the Series A Preferred Stock of all amounts so distributable to them, then the entire assets of the Corporation available for such distribution after payment under Subsection 1(a)(i) and 1(a)(ii) above shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive under this Subsection 1(a)(iii).

            (iv) After the payments described in Subsections 1(a)(i), 1(a)(ii) and 1(a)(iii) shall have been made in full to the holders of the Preferred Stock, or funds necessary for such payments shall have been set aside by the Corporation in trust for the account of holders of Preferred Stock so as to be available for such payments, the remaining assets available for distribution shall be distributed among the holders of the Common Stock and Preferred Stock ratably in proportion to the number of shares of Common Stock then held by them or issuable to them upon conversion of the Preferred Stock then held by them.

            (v) Upon conversion of shares of Preferred Stock into shares of Common Stock pursuant to Section 2 below, the holders of such Common Stock shall not be entitled to any preferential payment or distribution in case of any liquidation, dissolution or winding up, but shall share ratably in any distribution of the assets of the Corporation to all the holders of Common Stock.

            (vi) The amounts payable with respect to shares of Series C Preferred Stock, Series B Preferred Stock and Series A Preferred Stock under this Subsection 1(a) are sometimes hereinafter referred to as "Series C Liquidation Payments," "Series B Liquidation Payments" and "Series A Liquidation Payments," respectively, and together are sometimes hereinafter referred to as the "Liquidation Payments."

      (b) Distributions Other than Cash. Whenever the distributions provided for in this Section 1 shall be payable in property other than cash, the value of such distributions shall be the fair market value of such property as determined in good faith by the Board of Directors of the Corporation. The Corporation shall give prompt written notice of such valuation to each holder of Preferred Stock.

      (c) Merger as Liquidation, etc. The merger or consolidation of the Corporation into or with another corporation (except one in which the holders of capital stock of the Corporation immediately prior to such merger or consolidation continue to hold at least eighty percent (80%) in voting power of the capital stock of the surviving corporation, in which case the provisions of Subsection 2(h) shall apply), or the sale of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation for purposes of this Section 1: (i) with respect to the Series C Preferred Stock, unless the holders of at least sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible) elect to the contrary, (ii) with respect to the Series B Preferred Stock, unless the holders of at least two-thirds in voting power of the then outstanding shares of Series B Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series B Preferred Stock are then convertible) elect to the contrary, and (iii) with respect to the Series A Preferred Stock, unless the holders of at least seventy-five percent (75%) in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible) elect to the contrary. An election under Subsection 1(c)(i), (ii) or (iii) shall be made by giving written notice thereof to the Corporation at least five (5) days before the effective date of such merger, consolidation or sale. If such notice is given with respect to a series of Preferred Stock, the provisions of Subsection 2(h) shall apply to such series of Preferred Stock. Unless such election is made with respect to a series of Preferred Stock, any amounts received by the holders of such series of Preferred Stock as a result of such merger or consolidation shall be deemed to be applied toward, and all consideration received by the Corporation in such asset sale together with all other available assets of the Corporation shall be distributed toward, the Liquidation Payments attributable to the shares of such series of Preferred Stock in the order of preference set forth in Subsection 1(a).

      (d) Notice. Notice of any proposed liquidation, dissolution or winding up of the affairs of the Corporation (including any merger, consolidation or sale of assets which may be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation under Subsection 1(c)), stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be given to the holders of record of the Preferred Stock not less than thirty (30) days prior to the payment date stated therein. Any holder of outstanding shares of Preferred Stock may waive notice required by this Subsection by a written document specifically indicating such waiver.

      Section 2. Conversion. The holders of Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

      (a) Right to Convert; Conversion Price. Each share of Preferred Stock shall be convertible, without the payment of any additional consideration by the holder thereof and at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for the Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined in accordance with the following:

            (i) in the case of the Series A Preferred Stock, by dividing $2.02 by the Series A Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series A Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series A Conversion Price") shall, as of the Original Issue Date, be $1.716 per share of Common Stock. Such Series A Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series A Preferred Stock is convertible, as hereinafter provided.

            (ii) in the case of the Series B Preferred Stock, by dividing $1.50 by the Series B Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series B Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series B Conversion Price") shall initially be $1.50 per share of Common Stock. Such initial Series B Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series B Preferred Stock is convertible, as hereinafter provided.

            (iii) in the case of the Series C Preferred stock, by dividing $1.50 by the Series C Conversion Price, determined as hereinafter provided, in effect at the time of conversion. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series C Preferred Stock without the payment of any additional consideration by the holder thereof (the "Series C Conversion Price") shall initially be $1.50 per share of Common Stock. Such initial Series C Conversion Price shall be subject to adjustment, in order to adjust the number of shares of Common Stock into which the Series C Preferred Stock is convertible, as hereinafter provided.

      The right of conversion with respect to any shares of Series C Preferred Stock or Series B Preferred Stock which shall have been called for redemption under Section 6 hereof shall terminate at the close of business on the day fixed for redemption unless the Corporation shall default in the payment of the redemption price, in which case the right of conversion with respect to such shares shall continue unless and until such redemption price is paid in full,

      (b) Automatic Conversion.

            (i) Each share of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall automatically be converted into shares of Common Stock at the Series A Conversion Price, Series B Conversion Price or Series C Conversion Price then in effect, as the case may be, upon the closing of a firm commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the Corporation to the public at an offering price per share (prior to underwriter commissions and discounts) of not less than $8.25 (as adjusted to reflect any stock dividends, distributions, combinations, reclassifications or other like transactions effected by the Corporation in respect of its Common Stock) and with gross proceeds to the Corporation of not less than $15,000,000 (a "Qualified Public Offering") (in the event of which offering, the person(s) entitled to receive the Common Stock issuable upon such conversion of the Preferred Stock shall not be deemed to have converted that Preferred Stock until the closing of such offering).

            (ii) Each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series A Conversion Price then in effect upon the written election to require such automatic conversion of the holders of not less than seventy-five percent (75%) in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible).

            (iii) Each share of Series B Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series B Conversion Price then in effect upon the written election to require such automatic conversion of the holders of not less than two-thirds in voting power of the then outstanding shares of Series B Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series B Preferred Stock are then convertible).

            (iv) Each share of Series C Preferred Stock shall automatically be converted into shares of Common Stock at the applicable Series C Conversion Price then in effect upon the written election to require such automatic conversion of the holders of not less than sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible).

      (c) Mechanics of Automatic Conversions. Upon the occurrence of any event specified in Subsection 2(b), the Preferred Stock of the applicable series shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided that all holders of shares of Preferred Stock being converted shall be given written notice of the occurrence of the event specified in Subsection 2(b) triggering such conversion, including the date such event occurred (the "Automatic Conversion Date"), and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Preferred Stock being converted are either delivered to the Corporation or its transfer agent, or the holder notifies the Corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection therewith. On the Automatic Conversion Date, all rights with respect to the Preferred Stock so converted, shall terminate, except any of the rights of the holder thereof, upon surrender of the holder's certificate or certificates therefor, to receive certificates representing the number of shares of Common Stock into which such Preferred Stock has been converted, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. Upon the automatic conversion of any Preferred Stock, the holders of such Preferred Stock shall surrender the certificates representing such shares at the office of the Corporation or of its transfer agent. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in a form reasonably satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. Upon surrender of such certificates there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred, together with cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock converted to and including the time of conversion. No fractional share of Common Stock shall be issued upon automatic conversion of any Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of one share of Common Stock on the Automatic Conversion Date, as determined in good faith by the Board of Directors.

      (d) Mechanics of Optional Conversions. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor at the office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that the holder elects to convert the same and shall state therein the holder's name or the name or names of the holder's nominees in which the holder wishes the certificate or certificates for shares of Common Stock to be issued. On the date of conversion, all rights with respect to the Preferred Stock so converted, shall terminate, except any of the rights of the holders thereof, upon surrender of their certificate or certificates therefor, to receive certificates for the number of shares of Common Stock into which such Preferred Stock has been converted and cash in an amount equal to all dividends declared but unpaid on, and any and all other amounts owing with respect to, the shares of Preferred Stock being converted to and including the time of conversion. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in a form reasonably satisfactory to the Corporation, duly executed by the registered holder or by the holder's attorney duly authorized in writing. No fractional share of Common Stock shall be issued upon optional conversion of any Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then current fair market value of one share of Common Stock, as determined in good faith by the Board of Directors. The Corporation shall, as soon as practicable after surrender of the certificate or certificates for conversion, issue and deliver at such office to such holder of Preferred Stock, or to the holder's nominee or nominees, a certificate or certificates for the number of shares of Common Stock to which the holder shall be entitled as aforesaid, together with cash in lieu of any fraction of a share and cash in an amount equal to all dividends declared but unpaid thereon and any and all other amounts owing with respect thereto at such time. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

      (e) Adjustments to Conversion Price for Diluting Issues.

            (i) Special Definitions. For purposes of this Subsection 2(e), the following definitions shall apply:

                  (1) "Option" shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities.

                  (2) "Original Issue Date" shall mean the first date on which a share of Series C Preferred Stock was issued.

                  (3) "Convertible Securities" shall mean any evidences of indebtedness, shares of capital stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Common Stock.

                  (4) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued (or, pursuant to Subsection 2(e)(iii), deemed to be issued) by the Corporation after the Original Issue Date, other than:

                        (A) shares of Common Stock issued or issuable upon conversion of shares of Series A Preferred Stock, Series B Preferred Stock or Series C Preferred Stock;

                        (B) up to 2,092,500 shares of Common Stock issued upon exercise of options outstanding on the Original Issue Date; or

                        (C) up to 2,487 shares of Common Stock issued or issuable upon exercise of options granted after the Original Issue Date under the Corporation's 1995 Stock Option Plan, as amended and/or restated, which options have per share exercise prices that are not less than the per share fair market value of the Common Stock on the date of the option grant, and which number may be adjusted upward by the affirmative vote of the Board of Directors that includes the affirmative vote of (i) at least one (1) of the Series A Directors and (ii) the Series C Director.

            (ii) No Adjustment of Conversion Price. Except as set forth in Subsection 2(e)(vi), no adjustment in the number of shares of Common Stock into which any series of Preferred Stock is convertible shall be made, by adjustment in the applicable Conversion Price for such series in respect of the issuance of Additional Shares of Common Stock unless the consideration per share for an Additional Share of Common Stock (determined pursuant to subsection 2(e)(v)) issued or deemed to be issued by the Corporation is less than the applicable Conversion Price for such series in effect on the date of, and immediately prior to, the issue of such Additional Share of Common Stock.

            (iii) Issue of Securities Deemed Issue of Additional Shares of Common Stock.

                  (1) Options and Convertible Securities. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided that in any such case in which Additional Shares of Common Stock are deemed to be issued:

                        (A) no further adjustment in the Conversion Price of any series of Preferred Stock shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities;

                        (B) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Corporation, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Conversion Price of any series of Preferred Stock adjusted upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be readjusted to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

                        (C) upon the expiration of any such Options or any rights of conversion or exchange under such Convertible Securities which shall not have been exercised, the Conversion Price of any series of Preferred Stock adjusted upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration, be readjusted as if:

                              (I) In the case of Convertible Securities or
Options for Common Stock the only Additional Shares of Common Stock issued were the shares of Common Stock, if any, actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration actually received by the Corporation upon such exercise, or for the issue of all such Convertible Securities which were actually converted or exchanged, plus the additional consideration, if any, actually received by the Corporation upon such conversion or exchange; and

                              (II) in the case of Options for Convertible
Securities only the Convertible Securities, if any, actually issued upon the exercise thereof were issued at the time of issue of such Options, and the consideration received by the Corporation for the Additional Shares of Common Stock deemed to have been then issued was the consideration actually received by the Corporation for the issue of all such Options, whether or not exercised, plus the consideration deemed to have been received by the Corporation (determined pursuant to Subsection 2(e)(v)) upon the issue of the Convertible Securities with respect to which such Options were actually exercised;

                        (D) no readjustment pursuant to clause (B) or (C) above shall have the effect of increasing the Conversion Price of any series of Preferred Stock to an amount which exceeds the lower of (i) the Conversion Price of such series of Preferred Stock immediately prior to the original adjustment date, or (ii) the Conversion Price of any such series of Preferred Stock that would have resulted from any issuance of Additional Shares of Common Stock between the original adjustment date and such readjustment date;

                        (E) in the case of any Options which expire by their terms not more than thirty (30) days after the date of issue thereof, no adjustment of the Conversion Price of any such series of Preferred Stock shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the same manner provided in clause (C) above; and

                        (F) if such record date shall have been fixed and such Options or Convertible Securities are not issued on the date fixed therefor, the adjustment previously made in the Conversion Price of any series of Preferred Stock which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price of such series of Preferred Stock shall be adjusted pursuant to this Subsection 2(e)(iii) as of the actual date of their issuance.

                  (2) Stock Dividends Stock Distributions and Subdivisions. In the event the Corporation at any time or from time to time after the Original Issue Date shall declare or pay any dividend or make any other distribution on the Common Stock payable in Common Stock or effect a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then and in any such event, Additional Shares of Common Stock shall be deemed to have been issued with respect to each series of Preferred Stock:

                        (A) in the case of any such dividend or distribution, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend or distribution, or

                        (B) in the case of any such subdivision, at the close of business on the date immediately prior to the date upon which such corporate action becomes effective.

      If such record date shall have been fixed and no part of such dividend or distribution shall have been paid on the date fixed therefor, the adjustment previously made in the Conversion Price of any series of Preferred Stock which became effective on such record date shall be cancelled as of the close of business on such record date, and thereafter the Conversion Price of such series of Preferred Stock shall be adjusted pursuant to this Subsection 2(e)(iii) as of the time of actual payment of such dividend or distribution.

            (iv) Adjustment of Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event that at any time or from time to time after the Original Issue Date, the Corporation shall issue Additional Shares of Common Stock (including, without limitation, Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(1) but excluding Additional Shares of Common Stock deemed to be issued pursuant to Subsection 2(e)(iii)(2), which event is dealt with in Subsection 2(e)(vi)(1)), without consideration or for a consideration per share less than the Conversion Price for any series of Preferred Stock in effect on the date of and immediately prior to such issue, then and in such event, such Conversion Price shall be reduced, concurrently with such issue, to a price determined in accordance with the following formula:

                                   P(1)Q(1) + P(2)Q(2)
             NCP       =          ---------------------
                                       Q(1) + Q(2)

            where:

             NCP       =   New Series A Conversion Price, New Series B
                           Conversion Price or New Series C Conversion Price, as applicable.

             P(1)      =   Series A Conversion Price, Series B Conversion Price
                           or Series C Conversion Price, as applicable, in effect immediately prior to new issue.

             Q(1)      =   Number of shares of Common Stock outstanding, or
                           deemed to be outstanding as set forth below, immediately prior to such issue.

             P(2)      =   Weighted average price per share received by
                           the Corporation upon such issue.

             Q(2)      =   Number of shares of Common Stock issued, or deemed to
                           have been issued, in the subject transaction.

provided that for the purpose of this Subsection 2(e)(iv), all shares of Common Stock issuable upon conversion of shares of Preferred Stock outstanding immediately prior to such issue shall be deemed to be outstanding, and immediately after any Additional Shares of Common Stock are deemed issued pursuant to Subsection 2(e)(iii), such Additional Shares of Common Stock shall be deemed to be outstanding.

            (v) Determination of Consideration. For purposes of this Subsection 2(e), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

                  (1) Cash and Property: Such consideration shall:

                        (A) insofar as it consists of cash, be computed at the aggregate amounts of cash received by the Corporation excluding amounts paid or payable for accrued interest or accrued dividends;

                        (B) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

                        (C) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (A) and (B) above, as determined in good faith by the Board of Directors.

                  (2) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 2(e)(iii)(1), relating to Options and Convertible Securities, shall be determined by dividing (x) the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                  (vi) Adjustment for Dividends, Distributions, Subdivisions, Combinations or Consolidations of Common Stock.

                        (1) Stock Dividends, Distributions or Subdivisions. In the event the Corporation shall be deemed to issue Additional Shares of Common Stock pursuant to Subsection 2(e)(iii)(2) in a stock dividend, stock distribution or subdivision, the Conversion Price of each series of Preferred Stock in effect immediately before such deemed issuance shall, concurrently with the effectiveness of such deemed issuance, be proportionately decreased.

                        (2) Combinations or Consolidations. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Conversion Price of each series of Preferred Stock in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

      (f) Adjustments for Certain Dividends and Distributions. In the event that at any time or from time to time after the Original Issue Date the Corporation shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, then and in each such event provision shall be made so that the holders of each series of Preferred Stock shall receive upon conversion thereof in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Corporation that they would have received had their Preferred Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, giving application during such period to all adjustments called for herein.

      (g) Adjustment for Reclassification, Exchange, or Substitution. In the event that at any time or from time to time after the Original Issue Date, the Common Stock issuable upon the conversion of any series of Preferred Stock shall be changed into the same or a different number of shares of any class or series of stock or other securities or property, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a merger, consolidation, or sale of assets provided for below), then and in each such event the holder of any shares of such series of Preferred Stock shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by the holder of a number of shares of Common Stock equal to the number of shares of Common Stock into which such shares of such series of Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

      (h) Adjustment for Merger, Consolidation or Sale of Assets. In the event that at any time or from time to time after the Original Issue Date, the Corporation shall merge or consolidate with or into another entity or sell all or substantially all of its assets (other than a consolidation, merger or sale which is treated as a liquidation with respect to any series of Preferred Stock pursuant to Subsection 1(c)), each share of each series of Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of each such series of Preferred Stock would have been entitled to receive upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions set forth in this Section 2 with respect to the rights and interest thereafter of the holders of each such series of Preferred Stock, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the conversion of each such series of Preferred Stock.

      (i) No Impairment. The Corporation shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 2 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Preferred Stock against impairment.

      (j) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 2, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each affected holder of Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any affected holder of Preferred Stock, furnish or cause to be furnished to such holder alike certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price for each series of Preferred Stock at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of each share of Preferred Stock.

      (k) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Corporation shall send notice to each holder of Preferred Stock at least ten (10) days prior to such record date specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

      (l) Common Stock Reserved. The Corporation shall reserve and keep available out of its authorized but unissued Common Stock such number of shares of Common Stock as shall from time to time be sufficient to effect conversion of the Preferred Stock.

      (m) Certain Taxes. The Corporation shall pay any issue or transfer taxes payable in connection with the conversion of Preferred Stock; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer to a name other than that of the holder of the Preferred Stock.

      (n) Closing of Books. The Corporation shall at no time close its transfer books against the transfer of any Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Preferred Stock in any manner which interferes with the timely conversion or transfer of such Preferred Stock or Common Stock.

      (o) Good Faith. If any event occurs as to which in the reasonable opinion of the Board of Directors of the Corporation, in good faith, the other provisions of this Section 2 are not strictly applicable but the lack of any adjustment in the Conversion Price of any series of Preferred Stock would not in the opinion of the Board fairly protect the Conversion Rights of the holders of such series of Preferred Stock in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the Conversion Rights of the holders of such series of Preferred Stock in accordance with the basic intent and principles of such provisions, then the Board of Directors of the Corporation shall cause the Corporation forthwith to make such adjustment, if any, to the Conversion Price, on a basis consistent with the basic intent and principles of this Section 2, as it in good faith considers necessary to preserve, without dilution, the Conversion Rights of all the holders of such series of Preferred Stock.

      Section 3. Restrictions.

      (a) At any time when shares of Series A Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of Series A Preferred Stock is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote or written consent of the holders of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible), voting together as a single class, the Corporation will not:

            (i) amend, alter or change the designation of any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series A Preferred Stock;

            (ii) increase the authorized number of shares of Series A Preferred Stock;

            (iii) create, authorize or issue any class or series of stock having any preference or priority over or being on a parity with any such preference or priority of the Series A Preferred Stock or any security convertible into or exchangeable or exercisable for any such class or series of stock;

            (iv) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or any substantial part (i.e., more than twenty-five percent (25%) of the book value as reflected on the most recent fiscal year-end consolidated balance sheet of the Corporation) of the properties or assets of the Corporation;

            (v) effect any liquidation, dissolution or winding up of, or any consolidation or merger involving, the Corporation; or

            (vi) effect any amendment, alteration or change of the By-Laws of the Corporation that adversely affects the Series A Preferred Stock or the holders thereof.

      (b) At any time when shares of Series B Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of Series B Preferred Stock is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote or written consent of the holders of at least two-thirds in voting power of the then outstanding shares of Series B Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of

Series B Preferred Stock are then convertible), voting together as a single class, the Corporation will not:

            (i) amend, alter or change the designation of any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series B Preferred Stock;

            (ii) increase the authorized number of shares of Series B Preferred Stock;

            (iii) create, authorize or issue any class or series of stock having any preference or priority over or being on a parity with any such preference or priority of the Series B Preferred Stock or any security convertible into or exchangeable or exercisable for any such class or series of stock;

            (iv) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or any substantial part (i.e., more than twenty-five percent (25%) of the book value as reflected on the most recent fiscal year-end consolidated balance sheet of the Corporation) of the properties or assets of the Corporation;

            (v) effect any liquidation, dissolution or winding up of, or any consolidation or merger involving, the Corporation;

            (vi) alter, amend or repeal any provision of the Certificate of Incorporation; or

            (vii) effect any amendment, alteration or change of the By-Laws of the Corporation that adversely affects the Series B Preferred Stock or the holders thereof.

      (c) At any time when shares of Series C Preferred Stock are outstanding, except where the vote of the holders of a greater number of shares of Series C Preferred Stock is required by law or by this Certificate of Incorporation, and in addition to any other vote required by law or this Certificate of Incorporation, without the affirmative vote or written consent of the holders of at least sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible), voting together as a single class, the Corporation will not:

            (i) amend, alter or change the designation of any preferences, voting powers, qualifications, or special or relative rights or privileges of the Series C Preferred Stock;

            (ii) increase the authorized number of shares of capital stock of the Corporation;

            (iii) issue any shares of capital stock of the Corporation as consideration (or partial consideration) for the Corporation's acquisition of any entity or any property or assets of any entity;

            (iv) create, authorize or issue any class or series of stock having any preference or priority over or being on a parity with any such preference or priority of the Series C Preferred Stock or any security convertible into or exchangeable or exercisable for any such class or series of stock;

            (v) effect any sale, lease, assignment, transfer or other conveyance (other than the grant of a mortgage or security interest in connection with indebtedness for borrowed money) of all or any substantial part (i.e., more than twenty-five percent (25%) of the book value as reflected on the most recent fiscal year-end consolidated balance sheet of the Corporation) of the properties or assets of the Corporation, or any consolidation or merger involving the Corporation, unless the consideration to be received in such transaction by holders of Series C Preferred Stock is equal to or greater than $3.60 per share;

            (vi) effect any liquidation, dissolution or winding up of the Corporation;

            (vii) alter, amend or repeal any provision of the Certificate of Incorporation; or

            (viii) effect any amendment, alteration or change of the By-Laws of the Corporation that adversely affects the Series C Preferred Stock or the holders thereof.

      (d) Notwithstanding any other provision of this Certificate of Incorporation or the Corporation's By-Laws to the contrary, written notice of any action specified in Subsections 3(a), 3(b) or 3(c) shall be given in accordance with Section 9 by the Corporation to each holder of each series of Preferred Stock entitled to vote or consent with respect to such action at least twenty (20) days before the date on which the books of the Corporation shall close or a record shall be taken with respect to such proposed action, or, if there shall be no such date, at least twenty (20) days before the date when such proposed action is scheduled to take place. Any holder of outstanding shares of Preferred Stock may waive any notice required by this Subsection by a written document specifically indicating such waiver.

      Section 4. Voting Rights.

      (a) Except as otherwise required by law or set forth in this Certificate of Incorporation, the holders of Preferred Stock shall be entitled to notice of any meeting of stockholders and shall vote together with the holders of Common Stock as a single class upon any matter submitted to the stockholders for a vote. With respect to all questions as to which, under law, stockholders are required to vote by classes or series, each of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock shall vote separately as a single class and series apart from each other and from the Common Stock. Shares of Common Stock and Preferred Stock shall entitle the holders thereof to the following number of votes on any matter as to which they are entitled to vote:

            (i) holders of Common Stock shall have one vote per share; and

            (ii) holders of Preferred Stock shall have that number of votes per share as is equal to the number of shares of Common Stock (including fractions of a share) into which each such share of Preferred Stock held by such holder could be converted on the date for determination of stockholders entitled to vote at the meeting or on the date of any written consent.

      (b) Any provision of the By-Laws of the Corporation to the contrary notwithstanding, the number of directors (including the Series A Directors and the Series C Director (as such terms are defined below)) constituting the entire Board of Directors of the Corporation may not be decreased below seven (7) or increased above eight (8) without the prior written consent of (i) all of the Series A Directors then in office and (ii) the Series C Director then in office. The Board of Directors shall not delegate any of its powers or duties to any committee of the Board of

Directors without the prior written consent of (i) all of the Series A Directors then in office and (ii) the Series C Director then in office, and any such committee shall include (i) at least one (1) Series A Director and (ii) the Series C Director.

      (c) At all times during which shares of Series A Preferred Stock remain outstanding, the holders of the outstanding shares of Series A Preferred Stock shall have the exclusive right, separately from the Series C Preferred Stock, the Series B Preferred Stock and the Common Stock, to elect two (2) directors of the Corporation (the "Series A Directors")). Each Series A Director shall be elected by the affirmative vote or written consent of the holders of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible). If any Series A Director shall cease to serve as a director for any reason, another director elected by the holders of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible) shall replace such director. Each Series A Director may be removed, with or without cause, and a replacement Series A Director may be elected in his or her stead, at any time by the affirmative vote or written consent of the holders of at least a majority in voting power of the then outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible).

      (d) At all times during which shares of Series C Preferred Stock remain outstanding, Merlin General Partner II Limited (in its capacities as general partner of The Merlin Biosciences Fund L.P. and as managing partner of The Merlin Biosciences Fund GbR; in both of such capacities, collectively, "Merlin"), or, where Merlin no longer holds at least 500,000 shares of Common Stock in the aggregate (including shares of Common Stock into which Merlin's shares of Preferred Stock are then convertible), the holders of the outstanding shares of Series C Preferred Stock, shall have the exclusive right, separately from the Series B Preferred Stock, the Series A Preferred Stock and the Common Stock, to elect one (1) director of the Corporation (the "Series C Director"). For so long as Merlin has the exclusive right to elect the Series C Director, Merlin shall be able to elect, replace or remove the Series C Director by any method it shall in its own discretion deem appropriate. At such time as Merlin no longer has the exclusive right to appoint the Series C Director, the Series C Director shall be elected, replaced and removed by the holders of the Series C Preferred Stock as set forth in this Subsection 4(d) below. The Series C Director shall be elected by the affirmative vote or written consent of the holders of at least sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible). If the Series C Director shall cease to serve as a director for any reason, another director elected by the holders of at least sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible) shall replace such director. The Series C Director may be removed, with or without cause, and a replacement Series C Director may be elected in his or her stead, at any time by the affirmative vote or written consent of the holders of at least sixty percent (60%) in voting power of the then outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible).

      (e) In addition to any rights which may be available under the Corporation's By-Laws or otherwise under law, the holders of not less than (i) twenty-five percent (25%) in voting power of the outstanding shares of Series A Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series A Preferred Stock are then convertible) or (ii) twenty-five percent (25%) in voting power of the outstanding shares of Series C Preferred Stock (with calculations based upon the number of shares of Common Stock into which such shares of Series C Preferred Stock are then convertible) shall be entitled to call meetings of the stockholders of the Corporation. Within five (5) business days alter written application by such holders, the President or Secretary, or such other officer of the Corporation as may be authorized in the By-Laws of the Corporation to give notice of meetings of stockholders of the Corporation, shall notify each stockholder of the Corporation entitled to such notice of the date, time, place and purpose of such meeting. No meeting of stockholders called pursuant to this Subsection 4(e) shall take place more than ten (10) days after the date notice of such meeting is given.

      (f) The Corporation shall not alter, amend or repeal any provision of the By-Laws without the consent of (i) all of the Series A Directors and (ii) the Series C Director.

      Section 5. Dividends.

      (a) Dividends may be declared and paid on Common Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation; provided that no dividends shall be declared or paid on Common Stock until all dividends accrued or declared but unpaid on the Preferred Stock shall have been paid in full; and provided further that when and as dividends are declared and paid on shares of Common Stock, the Corporation shall declare and pay at the same time to each holder of Preferred Stock a dividend equal to the dividend which would have been payable to such holder if the shares of Preferred Stock held by such holder had been converted into Common Stock on the record date for the determination of holders of Common Stock entitled to receive such dividend.

      (b) Dividends may be declared and paid on Preferred Stock from funds lawfully available therefor as and when determined by the Board of Directors of the Corporation; provided that (i) no dividends shall be declared or paid on Series B Preferred Stock, Series A Preferred Stock or Common Stock until all dividends accrued or declared but unpaid on the Series C Preferred Stock shall have been paid in full; (ii) thereafter no dividends shall be declared or paid on Series A Preferred Stock or Common Stock until all dividends accrued or declared but unpaid on the Series B Preferred Stock shall have been paid in full; (iii) when and as dividends are declared and paid on shares of Series B Preferred Stock or Series A Preferred Stock, except pursuant to Subsection 5(a), the Corporation shall declare and pay at the same time to each holder of Series C Preferred Stock an equivalent dividend based on the number of shares of Common Stock into which each share of Series C Preferred Stock is then convertible; and
(iv) when and as dividends are declared and paid on shares of Series A Preferred Stock, except pursuant to Subsection 5(a), the Corporation shall declare and pay at the same time to each holder of Series B Preferred Stock an equivalent dividend based on the number of shares of Common Stock into which each share of Series B Preferred Stock is then convertible.

      (c) The holders of the Series C Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, preferential cumulative dividends in cash at the rate of seven percent (7.0%) per share per annum of the stated value thereof; provided, however, that if the Corporation for any reason defaults on its obligation to redeem any shares of Series C Preferred Stock in accordance with
Section 6 on or prior to the
redemption dates specified therein, then such rate shall increase by five percentage points to twelve percent (12.0%) per share per annum of the stated value thereof from the date of such default. For such purpose, the "stated value" of each share of Series C Preferred Stock shall be $1.50 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or similar event with respect to the Series C Preferred Stock). Such dividends shall be cumulative and shall accrue from the Original Issue Date (as defined in Subsection 2(e)(i)(2)), whether or not earned or declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of dividends in such fiscal year, so that if in any fiscal year or years, such dividends are not paid in whole or in part upon the Series C Preferred Stock, the portion of such dividends as shall be unpaid shall accumulate as against the holders of the Common Stock, Series A Preferred Stock and Series B Preferred Stock.

      (d) Subject to Subsection 5(b), the holders of the Series B Preferred Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, preferential cumulative dividends in cash at the rate of seven percent (7.0%) per share per annum of the stated value thereof; provided, however, that if the Corporation for any reason defaults on its obligation to redeem any shares of Series B Preferred Stock in accordance with Section 6 on or prior to the redemption dates specified therein, then such rate shall increase by five percentage points to twelve percent (12.0%) per share per annum of the stated value thereof from the date of such default. For such purpose, the "stated value" of each share of Series B Preferred Stock shall be $1.50 (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, stock split, combination of shares, reclassification or similar event with respect to the Series B Preferred Stock). Such dividends shall be cumulative and shall accrue from the original issue date of the Series B Preferred Stock (January 28, 2000), whether or not earned or declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of dividends in such fiscal year, so that if in any fiscal year or years, such dividends are not paid in whole or in part upon the Series B Preferred Stock, the portion of such dividends as shall be unpaid shall accumulate as against the holders of the Common Stock and Series A Preferred Stock.

      (e) No dividends shall be declared or paid on the Common Stock or Preferred Stock except as set forth in this Section 5.

      Section 6. Redemption.

      (a) At the written election of any holder of Series C Preferred Stock or Series B Preferred Stock made not less than thirty (30) days prior to each of December 31, 2004, 2005 and 2006, the Corporation shall call for redemption, and shall redeem from such holder not later than sixty (60) days after such December 31 as shall be applicable, up to one third (1/3) of the shares of Series C Preferred Stock and/or Series B Preferred Stock (the "Redemption Shares") held by such holder on December 31, 2004, at a Redemption Price equal to $1.50 per share plus all dividends accrued or declared but unpaid, and any and all other amounts owing with respect to, such shares on the redemption date (the "Redemption Price"). The Redemption Price shall be appropriately adjusted to take account of any stock dividend, stock split, combination of shares, reclassification or other similar event with respect to the Redemption Shares. If any such holder does not elect to redeem on any redemption date all of the Redemption Shares held by such holder which such holder may elect to have redeemed on such redemption date, such holder may elect to have such shares redeemed on any subsequent redemption date, or on December 31 of any year after 2006, by giving not less than thirty (30) days prior written notice to the Corporation.

      (b) Written notice of redemption shall be sent to each holder of record of Redemption Shares to be redeemed, not less than thirty (30) days nor more than sixty (60) days prior to the redemption date set forth therein. Such notice shall set forth (i) the date and place of redemption, (ii) the number of shares to be redeemed, and (iii) the Redemption Price. In the event that a notice of redemption is given under this Subsection 6(b), the Corporation shall be obligated to redeem the Redemption Shares noticed for redemption on the date and in the amounts set forth in the notice. The Corporation, if advised to do so before the close of business on the relevant redemption date by written notice from any holder of record of Redemption Shares to be redeemed, shall credit against the number of Redemption Shares required to be redeemed from such bolder, and shall not redeem, the number of Redemption Shares called for redemption which have been converted by such holder after such holder made the written election with respect to such shares described in Subsection 6(a) and on or before such redemption date.

      (c) If, on or before a redemption date, the funds necessary for such redemption shall have been set aside by the Corporation and deposited with a bank or trust company, in trust for the pro rata benefit of the holders of the Redemption Shares that have been called for redemption, then, notwithstanding that any certificates for shares that have been called for redemption shall not have been surrendered for cancellation, the shares represented thereby shall no longer be deemed outstanding from and alter such redemption date, and all rights of holders of such shares so called for redemption shall forthwith, after such redemption date, cease and terminate with respect to such shares, excepting only the right to receive the Redemption Price. Any interest accrued on funds so deposited and unclaimed by stockholders entitled thereto shall be paid to such stockholders at the time their respective shares are redeemed or to the Corporation at the time unclaimed amounts are paid to it. In case the holders of Redemption Shares which shall have been called for redemption shall not, within three (3) years after the final redemption date, claim the amounts so deposited with respect to the redemption thereof, any such bank or trust company shall, upon demand, pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof to such holder and such holder shall look only to the Corporation for the payment thereof. Any funds so deposited with a bank or trust company which shall not be required for such redemption by reason of the exercise subsequent to the date of such deposit of the right of conversion of any shares or otherwise shall be returned to the Corporation forthwith.

      (d) If the Corporation for any reason defaults on its obligation to redeem any of the Redemption Shares in accordance with Subsection 6(a) on or prior to the redemption date specified therein, then, notwithstanding anything to the contrary contained in this Certificate of Incorporation, the Corporation may not incur any indebtedness for money borrowed (unless the proceeds of such incurrence of indebtedness are used to make all overdue redemptions) without the prior affirmative vote or written consent of the holders of not less than two-thirds in voting power of the then outstanding shares of Series B Preferred Stock and Series C Preferred Stock voting together (with calculations based upon the number of shares of Common Stock into which such shares of Series B Preferred Stock and Series C Preferred Stock are then convertible), other than borrowings or reborrowings under then-outstanding lines of credit with institutional lenders and within then-existing credit limits, or under replacement line of credit facilities with institutional lenders with no greater credit limits, solely for the purposes of working capital.

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      (e) If the funds of the Corporation legally available for redemption of shares of Series C Preferred Stock or Series B Preferred Stock on a redemption date are insufficient to redeem the total number of shares of Series C Preferred Stock and Series B Preferred Stock submitted for redemption, those funds which are legally available will be used to redeem the maximum possible number of whole shares ratably among the holders of such shares in proportion to the redemption amounts otherwise payable to them. The shares of Series C Preferred Stock and Series B Preferred Stock not redeemed shall remain outstanding and entitled to all rights and preferences provided herein. At any time thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series B Preferred Stock and Series C Preferred Stock submitted for redemption, such funds will be used, at the end of the next succeeding fiscal quarter, to redeem the balance of such shares, or such portion thereof for which funds are then legally available.

      Section 7. No Reissuance of Preferred Stock. No share or shares of Preferred Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued, and all such shares shall be cancelled, retired and eliminated from the shares which the Corporation shall be authorized to issue.

      Section 8. Residual Rights. All rights accruing to the outstanding shares of the Corporation not expressly provided for to the contrary herein shall be vested in the Common Stock.

      Section 9. Notices. All notices to any party required or permitted to be sent pursuant to this Article FOURTH ("Notices") shall be contained in a written instrument addressed to such party at such party's address as it appears on the books of the Corporation and shall be deemed given (a) when delivered in person or duly sent by fax showing confirmation of receipt, (b) three days after being duly sent by first-class mail, postage prepaid (other than in the case of Notices to or from any non-U.S. resident, which Notices must be sent in the manner specified in clause (a) or (c)), or (c) two days after being duly sent by DHL, Federal Express or other recognized express international courier service.

      Section 10. Preemptive Rights. Pursuant to the terms and conditions of a certain Amended and Restated Shareholder Rights Agreement between the Corporation and certain of its stockholders, each holder of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock is granted, so long as such holder holds not less than 500,000 shares of the Corporation's Common Stock (including Common Stock issuable upon the conversion of the Preferred Stock), the right of first refusal to purchase its pro rata share of any new securities (subject to certain exceptions) that the Corporation may, from time to time, propose to sell or issue. Such rights of first refusal shall terminate and be of no further force or effect upon and following the close of a Qualified Public Offering.

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